Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A, Class B, Class C, Class R and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2010

International/Global Equity Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Z Shares
Columbia Global Value Fund	NVVAX	NGLBX	NCGLX	—	NVPAX
Columbia Marsico Global Fund	COGAX	—	COGCX	COGRX	COGZX
Columbia Marsico International Opportunities Fund	MAIOX	MBIOX	MCIOX	CMORX	NMOAX
Columbia Multi-Advisor International Equity Fund	NIIAX	NIENX	NITRX	CIERX	NEIQX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated July 1, 2010. The most recent annual report for the Funds, which include the Funds’ audited financial statements dated February 28, 2010, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/56030-0710

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P., the investment subadviser to certain of the Funds

Causeway	Causeway Capital Management LLC, formerly the investment subadviser to Multi-Advisor International Equity Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Global Value Fund	Columbia Global Value Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Adviser and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC, the investment subadviser to certain of the Funds

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of McGraw-Hill Companies (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the names of the Funds were changed as follows: Nations Global Value Fund to Columbia Global Value Fund, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund and Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of February 28. Prior to August 2006, each Fund (except Marsico Global Fund) had a fiscal year end of March 31.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. A Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or subadviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	Global Value Fund	Marsico Global Fund	Marsico International Opportunities Fund	Multi-Advisor International Equity Fund
Asset-Backed Securities	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓
Options on Futures Contracts	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓

Investment Type	Global Value Fund	Marsico Global Fund	Marsico International Opportunities Fund	Multi-Advisor International Equity Fund
Illiquid Securities	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓
Municipal Securities		✓
Participation Interests	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓
Standby Commitments		✓
Stripped Securities	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI Index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/ dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating- Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S.

Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund—Portfolio Turnover section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are subadvised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

•	For Columbia Funds that are money market funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security of issuer).

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JPMorgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. For all Funds, except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Advisory Agreement.

Advisory Fee Rates and Fees Paid

The Funds pay the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	$500 million to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $3 billion	$3 billion to $6 billion	Over $6 billion
Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

Fund	All Assets
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%

The Previous Adviser received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Previous Adviser and the advisory fees waived/reimbursed by the Previous Adviser, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008		Fiscal Period Ended February 28, 2007
Global Value Fund
Advisory Fee Paid to the Previous Adviser	$600,279	$1,445,555	$3,094,056		$2,935,901
Amount Waived by the Previous Adviser	$187,426	—	—		—
Amount Reimbursed by the Previous Adviser	—	—	—		—

Marsico Global Fund
Advisory Fee Paid to the Previous Adviser	$37,247	$30,317	—	*	—	*
Amount Waived by the Previous Adviser	$178,993	—	—		—
Amount Reimbursed by the Previous Adviser	—	—	—		—

Marsico International Opportunities Fund
Advisory Fee Paid to the Previous Adviser	$10,350,691	$19,536,182	$26,230,465		$17,063,949
Amount Waived by the Previous Adviser	—	—	—		—
Amount Reimbursed by the Previous Adviser	—	—	—		—

Multi-Advisor International Equity Fund
Advisory Fee Paid to the Previous Adviser	$9,501,068	$12,759,354	$16,139,511		$11,958,713
Amount Waived by the Previous Adviser	—	—	—		—
Amount Reimbursed by the Previous Adviser	—	—	—		—

*	Marsico Global Fund commenced operations in April 2008 and therefore paid no advisory fees prior to that date.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the portion of Multi-Advisor International Equity Fund that is advised by the Adviser. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the portion of Multi-Advisor International Equity Fund that is advised by the Adviser are:

Portfolio Managers of the Adviser

Portfolio Manager	Fund
Fred Copper	Multi-Advisor International Equity Fund
Colin Moore	Multi-Advisor International Equity Fund

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Adviser prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Fred Copper	MSCI EAFE Index	Lipper International Multi-Cap Core Funds Classification
Colin Moore	MSCI EAFE Index	Lipper International Multi-Cap Core Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Adviser managed, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Fred Copper	9	$1.41 billion	4	$634.7 million	24	$86.9 million
Colin Moore	18	$2.12 billion	26	$2.4 billion	21	$299 million

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio manager(s) is based on performance, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s)

for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Fred Copper	—	—	—	—	—	—
Colin Moore	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Adviser’s portfolio manager(s), as of February 28, 2010.

Portfolio Manager Ownership of the Fund

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Fred Copper	Multi-Advisor International Equity Fund	None
Colin Moore	Multi-Advisor International Equity Fund	None

The Adviser’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies. A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Subadviser(s) and Investment Subadvisory Services

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser, became a wholly owned indirect subsidiary of Bank of America in January 2001 and was an affiliate of the Previous Adviser until December 2007. Marsico is an independently owned investment management firm. Marsico provides investment management services to other mutual funds and private accounts and, as of March 31, 2010, Marsico had approximately $55 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates and Fees Paid

Effective May 1, 2010, the Adviser pays Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof sub-advised by Marsico (“International Funds”)*:

•	0.45% on aggregate assets of the International Funds up to $6 billion
•	0.40% on aggregate assets of the International Funds between $6 billion and $10 billion
•	0.35% on aggregate assets of the International Funds above $10 billion

The Adviser pays Marsico, as full compensation for services provided and expenses assumed, a sub-advisory fee for Marsico Global Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Marsico Global Fund:

•	0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion
•	0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion
•	0.35% on aggregate assets of the Marsico Global Fund above $3 billion

Prior to May 1, 2010 to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Marsico International Opportunities Fund Variable Series; and (v) any future Columbia international equity fund subadvised by Marsico as the Adviser and Marsico mutually agree in writing.

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Sub-Advisory Fees Paid to Marsico

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008 (a)
Marsico Global Fund
Advisory Fee Paid	$20,688	$17,043
Amount Waived	—	—
Amount Reimbursed	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$5,728,038	$10,955,978	$2,927,361
Amount Waived	—	—	—
Amount Reimbursed	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$3,532,116	$4,836,093	$1,316,794
Amount Waived	—	—	—
Amount Reimbursed	—	—	—

(a)	Marsico was an affiliated investment subadviser of the Previous Adviser until December 14, 2007. Therefore the subadvisory fees paid are for the period December 14, 2007 through February 29, 2008.

Marsico Portfolio Manager(s)

The following provides additional information about the Marsico portfolio manager(s) who are responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio manager(s) who are responsible for the Fund(s) are:

Marsico Portfolio Manager(s)

Portfolio Manager	Fund
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund
Corydon J. Gilchrist	Marsico Global Fund
Thomas F. Marsico	Marsico Global Fund

Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of February 28, 2010.

Other Accounts Managed by the Marsico Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
James G. Gendelman (a)	20	$8.801 billion	8	$1.238 billion	22	$2.201 billion
James G. Gendelman (b)	20	$7.607 billion	8	$1.238 billion	22	$2.201 billion
James G. Gendelman (c)	20	$8.062 billion	8	$1.238 billion	22	$2.201 billion
Corydon J. Gilchrist (d)	5	$4.927 billion	9	$1.577 billion	10	$1.6 billion
Thomas F. Marsico (e)	30	$19.352 billion	15	$2.286 billion	136	$13.613 billion

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than “Other SEC-registered open-end and closed-end funds” represents funds other than Marsico Global Fund.
(b)

“Other SEC-registered open-end and closed-end funds” represents funds other than “Other SEC-registered open-end and closed-end funds” represents funds other than Marsico International Opportunities Fund.

(c)

“Other SEC-registered open-end and closed-end funds” represents funds other than “Other SEC-registered open-end and closed-end funds” represents funds other than Multi-Advisor International Equity Fund.

(d)

One of the “Other Accounts” is a wrap fee platform, which includes 2,357 of underlying clients with total assets of approximately $458 million and one of the “Other Accounts” represents a model portfolio with total assets of approximately $117 million.

(e)

One of the “Other Accounts” is a wrap fee platform, which includes 9,270 underlying clients with total assets of approximately $2,945 and two of the “Other Accounts” represent model portfolio with total assets of approximately $1.813 billion.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of February 28, 2010.

Other Accounts Managed by the Marsico Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Managers	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
James G. Gendelman	—	—	—	—	—	—
Corydon J. Gilchrist	—	—	—	—	—	—
Thomas F. Marsico	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Marsico portfolio manager(s), as of February 28, 2010.

Marsico Portfolio Manager Ownership of the Funds as of February 28, 2010
Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
James G. Gendelman	Marsico Global Fund Marsico International Opportunities Fund Multi-Advisor International Equity Fund	None None None
Corydon J. Gilchrist	Marsico Global Fund	None
Thomas F. Marsico	Marsico Global Fund	None

Marsico Portfolio Managers and Potential Conflicts of Interest

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Brandes

Brandes is the investment subadviser to Global Value Fund. Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2010, Brandes had approximately $51.6 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of each Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Brandes for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates and Fees Paid

The Adviser pays Brandes, as full compensation for services provided and expenses assumed, a sub-advisory fee for Columbia Global Value Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Columbia Global Value Fund:

•	0.50% on aggregate assets of the Columbia Global Value Fund on the first $1 billion
•	0.45% on aggregate assets of the Columbia Global Value Fund above $1 billion

Brandes received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

Subadvisory Fees Paid to Brandes

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund	$324,922	$799,901	$1,715,858

Brandes Portfolio Manager(s)

The following provides additional information about the Brandes portfolio manager(s) who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Brandes portfolio manager(s) who are responsible for the Fund are:

Brandes Portfolio Manager(s)

Portfolio Manager	Fund
Jim Brown	Global Value Fund
Glenn R. Carlson	Global Value Fund
Jeffrey Germain	Global Value Fund
Brent V. Woods	Global Value Fund
Amelia M. Morris	Global Value Fund
Brent Fredberg	Global Value Fund

Compensation

Brandes’ compensation structure for portfolio managers/analysts is four-fold: competitive base salaries, participation in an annual bonus plan, participation in profit sharing plan and eligibility for participation in the firm’s equity through partnership or phantom equity. Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio manager(s) managed, as of March 31, 2010.

Other Accounts Managed by the Brandes Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jim Brown	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion
Glenn R. Carlson	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Jeffrey Germain	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion
Brent V. Woods	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Amelia M. Morris	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Brent Fredberg	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which for which the Brandes portfolio manager(s) compensation is based on performance, as of March 31, 2010.

Other Accounts Managed by the Brandes Portfolio Manager(s) for which Compensation is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jim Brown	—	—	—	—	13	$4.177 billion
Glenn R. Carlson	—	—	—	—	13	$4.177 billion
Jeffrey Germain	—	—	—	—	13	$4.177 billion
Brent V. Woods	—	—	—	—	13	$4.177 billion
Amelia M. Morris	—	—	—	—	13	$4.177 billion
Brent Fredberg	—	—	—	—	13	$4.177 billion

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Brandes portfolio manager(s) as of March 31, 2010.

Brandes Portfolio Manager Ownership of the Columbia Funds Family as of March 31, 2010

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Jim Brown	Global Value Fund	None
Glenn R. Carlson	Global Value Fund	None
Jeffrey Germain	Global Value Fund	None
Brent V. Woods	Global Value Fund	None
Amelia M. Morris	Global Value Fund	None
Brent Fredberg	Global Value Fund	None

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Causeway

Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway.

Subadvisory Rates and Fees Paid

Until July 8, 2009, at which time the Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously sub-advised by Causeway, the Previous Adviser paid Causeway, as full compensation for services provided and expenses assumed, a sub-advisory fee for Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate, as a percentage of the aggregate average daily net assets of Multi-Advisor International Equity Fund of 0.43%.

Causeway received subadvisory fees from the Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Causeway, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

Subadvisory Fees Paid to Causeway

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Multi-Advisor International Equity Fund	$1,379,059	$4,183,414	$5,502,776

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by such Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with such Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers—The Administrator in each Fund’s prospectuses.

The following chart shows the administration fees paid to the Previous Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund
Administration Fee Paid to the Previous Administrator	$65,422	$211,052	$483,369
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Marsico Global Fund
Administration Fee Paid to the Previous Administrator	—	—	—	*
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Marsico International Opportunities Fund
Administration Fee Paid to the Previous Administrator	$2,706,440	$5,232,450	$7,047,989
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Multi-Advisor International Equity Fund
Administration Fee Paid to the Previous Administrator	$2,340,535	$3,345,352	$4,370,355
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

*	Marsico Global Fund commenced operations in April 2008 and therefore paid no administration fees prior to that date.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the

Previous Adviser for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services provided by the Previous Adviser under the Services Agreement are provided by the Administrator under the Administrative Services Agreement.

Pricing and Bookkeeping Fees Paid

The Previous Adviser and State Street received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund
Amount Paid to the Previous Adviser	$59,373	$0	$11,588
Amount Paid to State Street	—	$72,500	$101,627

Marsico Global Fund
Amount Paid to the Previous Adviser	$22,418	$0	—	*
Amount Paid to State Street	—	$16,411	—

Marsico International Opportunities Fund
Amount Paid to the Previous Adviser	$151,423	$0	$11,588
Amount Paid to State Street	—	$150,412	$151,942

Multi-Advisor International Equity Fund
Amount Paid to the Previous Adviser	$155,605	$0	$11,588
Amount Paid to State Street	—	$153,963	$155,814

*	Marsico Global Fund commenced operations in April 2008 and therefore paid no pricing and bookkeeping fees prior to that date.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Previous Distributor, as well as amounts the Previous Distributor retained, during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Previous Distributor

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund
Amount Paid
Class A shares	$5	$534	$516
Amount Retained
Class A shares	—	$77	$74
Class B shares	$2,301	$15,805	$22,822
Class C shares	—	$58	$368

Marisco Global Fund
Amount Paid
Class A shares	$12,606	$6,062	—	(a)
Amount Retained
Class A shares	$1,779	$696	—
Class B shares	—	$0	—
Class C shares	$743	$606	—

Marsico International Opportunities Fund
Amount Paid
Class A shares	$69,193	$302,677	$895,581
Amount Retained
Class A shares	$10,762	$54,459	$172,178
Class B shares	$38,709	$72,437	$46,425
Class C shares	$4,361	$20,577	$18,926

Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$13,134	$29,574	$56,978
Amount Retained
Class A shares	$2,007	$4,955	$10,323
Class B shares	$1,146	$2,895	$4,383
Class C shares	—	$155	$794

(a)	Marsico Global Fund commenced operations in April 2008 and therefore paid no underwriting commissions prior to that date.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to a Fund is based, in some manner, on the size of a Fund’s assets under management. As the size of a Fund’s assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect a Fund may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Fund. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by a Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of such Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause such Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Fund’s Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent of the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective January 1, 2010, the Funds paid the Previous Transfer Agent and, effective May 1, 2010, pay the Transfer Agent, an annual transfer agency fee of $22.36 per account, payable monthly. In addition, the Funds may reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds, subject to a cap up to $22.36 per account for financial intermediaries that seek payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by the account for financial intermediaries that seek payment by the Transfer Agent based on a percentage of net assets. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period January 1, 2008 through December 31, 2009, the Funds paid the Previous Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Funds paid the Previous Transfer Agent for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through December 31, 2007, the Funds paid the Previous Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Previous Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Previous Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Previous Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended February 28, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended February 28, 2011.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Funds dated February 28, 2010 are incorporated herein by reference. No other parts of the annual report or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for Class A shares, Class B shares, Class C shares and Class R shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares. See the prospectuses for Class B shares of the Funds for details.

The Trust has adopted shareholder servicing plans (Servicing Plans) and Distribution Plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares. The Trust has also adopted a Distribution Plan for Class R shares. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Ameriprise Financial and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Payments under the Class A Distribution and Servicing Plan, the Class B Distribution Plan, the Class C Distribution Plan and the Class R Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

During the most recently completed fiscal year, the Previous Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Period Ended February 28, 2010

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Global Value Fund
Distribution Fee	—	$60,336	$175,288	—
Service Fee	$43,756	$20,112	$58,429	—
Marsico Global Fund
Distribution Fee	—	—	$8,834	$4,318
Service Fee	$4,057	—	$2,945	—
Marsico International Opportunities Fund
Distribution Fee	—	$141,837	$353,171	$15,664
Service Fee	$554,223	$47,279	$117,724	—
Multi-Advisor International Equity Fund
Distribution Fee	—	$9,896	$13,300	$992
Service Fee	$58,172	$3,299	$4,433	—

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Global Value Fund*	1.35% of average daily net assets
Multi-Advisor International Equity Fund	1.35% of average daily net assets
Marsico International Opportunities Fund	1.50% of average daily net assets

*	The Adviser is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s expenses to exceed limitations in effect at the time of recovery.

These arrangements may be modified or terminated by the Adviser at any time.

Advisory Fee Waiver – Period ending June 30, 2011

The Adviser has contractually agreed to waive a portion of the investment advisory fee for Marsico International Opportunities Fund and Multi-Advisor International Equity Fund through June 30, 2011 in an amount that is calculated based on the difference between the subadvisory fees that would have been payable to Marsico based on the subadvisory fee rates then in effect immediately prior to January 1, 2008 and the fees payable to Marsico under the current subadvisory fee rates. See Investment Advisory and Other Services – The Subadviser(s) and Investment Subadvisory Services for information on the subadvisory fee rates.

Codes of Ethics

The Funds, the Adviser, the subadvisers, and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, the subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s and the subadvisers’ policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Adviser or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the sub-advisors and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser, the sub-advisors and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, sub-advisors, the independent registered public accounting firm for the Funds, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees. The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for each Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees. The Investment Committee met on seven occasions during the last fiscal year.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, sub-advisors, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	52	Trustee – BofA Funds Series Trust

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	52

Director – Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel);

Trustee – BofA Funds Series Trust; former Director of Spectrum Brands, Inc. (consumer products)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California Bank, N.A., from January 2008 through current	52	Trustee – BofA Funds Series Trust

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	52	Director – Conseco, Inc. (insurance); Trustee – BofA Funds Series Trust

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	52	Trustee – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee – BofA Funds Series Trust

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	52	Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through 2006	52	Director – Renaissance Reinsurance Ltd.; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup; Trustee – BofA Funds Series Trust

*	Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010

Name of Trustee	Aggregate Compensation from Global Value Fund for the Fiscal Year Ended February 28, 2010 (a)	Aggregate Compensation from Marsico Global Fund for the Fiscal Year Ended February 28, 2010 (a)	Aggregate Compensation from Marsico International Opportunities Fund for the Fiscal Year Ended February 28, 2010 (a)
Edward J. Boudreau, Jr. (b)	$4,608	$4,608	$4,608
William P. Carmichael (c)	$5,546	$5,546	$5,546
Minor M. Shaw (d)	$4,452	$4,452	$4,452
R. Glenn Hilliard (e)	$4,530	$4,530	$4,530
William A. Hawkins (f)	$4,608	$4,608	$4,608
John J. Nagorniak (g)	$3,908	$3,908	$3,908

Interested Trustee Compensation

Anthony M. Santomero (h)	$4,139	$4,139	$4,139

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010 and the Calendar Year Ended December 31, 2009

Name of Trustee	Aggregate Compensation from Multi-Advisor International Equity Fund for the Fiscal Year Ended February 28, 2010(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009 (a)
Edward J. Boudreau, Jr. (b)	$4,608	$295,000
William P. Carmichael (c)	$5,546	$357,500
Minor M. Shaw (d)	$4,452	$287,500
R. Glenn Hilliard (e)	$4,530	$290,000
William A. Hawkins (f)	$4,608	$297,500
John J. Nagorniak (g)	$3,908	$250,000

Interested Trustee Compensation

Anthony M. Santomero (h)	$4,139	$265,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)

During the fiscal year ended February 28, 2010, Mr. Boudreau deferred $1,571 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.

(c)

During the fiscal year ended February 28, 2010, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.

(d)

During the fiscal year ended February 28, 2010, Ms. Shaw deferred $2,226 of her compensation from each Fund. During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.

(e)

During the fiscal year ended February 28, 2010, Mr. Hilliard deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.

(f)

During the fiscal year ended February 28, 2010, Mr. Hawkins deferred $83 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.

(g)

During the fiscal year ended February 28, 2010, Mr. Nagorniak deferred $1,173 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.

(h)

During the fiscal year ended February 28, 2010, Mr. Santomero deferred $1,931 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustees
Edward J. Boudreau, Jr.	Global Value Fund – C Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E
William P. Carmichael	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E
Minor M. Shaw	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E
R. Glenn Hilliard	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E
William A. Hawkins	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	A
John J. Nagorniak	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009
Anthony M. Santomero	Global Value Fund – A Marsico Global – A Marsico International Opportunities Fund – A Multi-Advisor International Equity Fund – A	E

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President – Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President – Operations and Compliance, the Adviser, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, 2001-2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager,

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Funds’ interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010		Fiscal Year Ended February 28, 2009		Fiscal Year Ended February 29, 2008
Global Value Fund	$43,086		$97,403.51		$336,900
Marsico Global Fund	$19,741		$15,550		—	*
Marsico International Opportunities Fund	$4,199,116		$7,094,625		$8,847,436
Multi-Advisor International Equity Fund	$2,712,557	**	$3,912,632	***	$4,860,579	****

*	Marsico Global Fund commenced operations in April 2008 and therefore paid no brokerage commissions prior to that date.
**	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.
***	This amount includes $829,079 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,083,553 in commissions paid by the portion of the Fund that is sub-advised by Marsico.
****	This amount includes $1,112, 239 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,748,340 in commissions paid by the portion of the Fund that is sub-advised by Marsico.

Brokerage Commissions Paid by the Funds to Affiliated Broker/Dealers as of February 28, 2010*

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer (Relationship to Fund)	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Global Value Fund	Banc of America Securities LLC (BAS) (a broker/dealer subsidiary of Bank of America)	$0	$2,907	$3,722
	Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) (a broker/dealer subsidiary of Bank of America)	$2,509	$0	N/A

Fund	Broker/Dealer (Relationship to Fund)	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Broker/Dealer During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Affiliated Broker/Dealer During the Most Recent Fiscal Year
Global Value Fund	BAS (a broker/dealer subsidiary of Bank of America)	N/A	N/A
	MLPF&S (a broker/dealer subsidiary of Bank of America)	1.5%	5.8%

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer (Relationship to Fund)	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Marsico Global Value Fund	BAS (a broker/dealer subsidiary of Bank of America)	$0	$0	N/A
	MLPF&S (a broker/dealer subsidiary of Bank of America)	$839	$0	N/A

Fund	Broker/Dealer (Relationship to Fund)	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Broker/Dealer During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Affiliated Broker/Dealer During the Most Recent Fiscal Year
Marsico Global Value Fund	BAS (a broker/dealer subsidiary of Bank of America)	N/A	N/A
	MLPF&S (a broker/dealer subsidiary of Bank of America)	4.25%	3.59%

		Aggregate Brokerage Commissions Paid
Fund	Broker/Dealer (Relationship to Fund)	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Marsico International Opportunities	BAS (a broker/dealer subsidiary of Bank of America)	$0	$0	N/A
	MLPF&S (a broker/dealer subsidiary of Bank of America)	$184,099	$24,106	N/A

Fund	Broker/Dealer	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Broker/Dealer During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Affiliated Broker/Dealer During the Most Recent Fiscal Year
Marsico International Opportunities	BAS (a broker/dealer subsidiary of Bank of America)	N/A	N/A
	MLPF&S (a broker/dealer subsidiary of Bank of America)	4.38%	5.55%

*	The tables disclose brokerage commissions paid to Merrill Lynch & Co., Inc. (Merrill Lynch), which became an affiliate of the Previous Adviser on January 1, 2009.

		Aggregate Brokerage Comissions Paid
Fund	Broker/Dealer (Relationship to Fund)	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Multi-Advisor International Equity Fund (Causeway** and Marsico)	BAS (a broker/dealer subsidiary of Bank of America)	$0	$0	N/A
Causeway**	MLPF&S (a broker/dealer subsidiary of Bank of America)	$33,848	$11,737	N/A
Marsico	MLPF&S (a broker/dealer subsidiary of Bank of America)	$106,469	$13,484	N/A

Fund	Affiliated Broker/Dealer	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Broker/Dealer During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Affiliated Broker/Dealer During the Most Recent Fiscal Year
Multi-Advisor International Equity Fund (Causeway** and Marsico)	BAS (a broker/dealer subsidiary of Bank of America)	N/A	N/A
Causeway**	MLPF&S (a broker/dealer subsidiary of Bank of America)	15%	28%
Marsico	MLPF&S (a broker/dealer subsidiary of Bank of America)	4.27%	5.37%

*	The tables disclose brokerage commissions paid to Merrill Lynch, which became an affiliate of the Previous Adviser on January 1, 2009.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During the fiscal year ended February 28, 2010, certain Funds directed brokerage transactions as follows:

Fund	Amount of Transactions	Related Commissions
Global Value Fund	—	—
Marsico Global Fund	$2,641,551	$4,576
Marsico International Opportunities Fund	$1,148,257,498	$2,071,350
Multi-Advisor International Equity Fund	$730,003,570	$1,447,999

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of February 28, 2010, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2010

Fund	Broker/Dealer	Dollar Amount of Securities Held
Global Value Fund	Citigroup, Inc	$790,054
Marsico Global Fund	JPMorgan Chase & Co.	$262,858
Marsico International Opportunities Fund	CS First Boston Corp.	$36,296,625
Mulit-Advisor International Equity Fund	Barclays Capital	$11,847,972
	CS First Boston Corp.	$22,572,834

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments

With Respect to the Columbia Funds from the Distributor

and/or other Ameriprise Financial affiliates

•Acclaim Benefits, Inc.	•Massachusetts Mutual Life Insurance Company
•A.G. Edwards	•Matrix Settlement & Clearance Services
•Alerus Retirement Solutions	•Mercer HR Services, LLC
•Ameriprise Financial Services, Inc.*	•Merrill Lynch Life Insurance Company
•Bank of America, N.A.	•Merrill Lynch, Pierce, Fenner & Smith Incorporated
•Benefit Plan Administrators	•Mid Atlantic Capital Corporation
•Bisys Retirement Services	•Morgan Keegan & Co., Inc.
•Charles Schwab & Co.	•Morgan Stanley & Co., Incorporated
•Charles Schwab Trust Co.	•MSCS Financial Services, LLC
•Citigroup Global Markets Inc.	•National Investor Services Corp.
•CitiStreet LLC	•Newport Retirement Services, Inc.
•City National Bank	•New York State Deferred Compensation Plan
•Compensation & Capital Administrative Services, Inc.	•NYLife Distributors LLC
•CPI Qualified Plan Consultants	•PNC Advisors
•Daily Access Concepts, Inc.	•Princeton Retirement Group
•Digital Retirement Solutions	•Principal Life Insurance Company
•Dreyfus	•Prudential Insurance Company of America
•Edward D. Jones & Co., L.P.	•Prudential Retirement Insurance & Annuity Co.
•E*Trade Group, Inc.	•Reliance Trust Company
•ExpertPlan	•Robert W. Baird & Co., Inc.
•Fidelity Investments Institutional Operations Co.	•Royal Alliance Associates, Inc.
•First Clearing LLC	•Standard Retirement Services, Inc.
•Genworth Financial	•TD Ameritrade Clearing Inc.
•GPC Securities, Inc.	•TD Ameritrade Trust Company
•Guardian Life Insurance Company	•Teachers Insurance and Annuity Association of America
•GWFS Equities, Inc.	•The 401k Company
•Hartford Life Insurance Company	•T. Rowe Price Group, Inc.
•Hewitt Associates LLC	•The Vanguard Group, Inc.
•ICMA Retirement Corporation	•Unified Trust Company, N.A.
•ING Life Insurance and Annuity Company	•UPromise Investments, Inc.
•ING Institutional Plan Services, LLP	•VALIC Retirement Services
•John Hancock Life Insurance Company (USA)	•Wachovia Bank, N.A.
•John Hancock Life Insurance Company of New York	•Wachovia Securities, LLC
•JP Morgan Retirement Plan Services LLC	•Wells Fargo Bank, N.A.
•Lincoln Financial Group	•Wells Fargo Funds Management, LLC
•LPL Financial Corporation	•Wilmington Trust Corporation
•Marshall & Illsley Trust Company	•Wilmington Trust Retirement & Institutional Services Company

* Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and the Adviser may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•AIG Advisor Group

•Ameriprise Financial Services, Inc.*

•AXA Advisors, LLC

•Banc of America Investment Services, Inc.

•Banc of America Securities LLC

•Bank of America, N.A.

•Bank of New York

•Citibank, N.A.

•Citigroup Global Markets Inc.

•Commonwealth Financial Network

•Custodial Trust Company

•Fidelity Brokerage Services, Inc.

•Genworth Financial, Inc.

•Goldman, Sachs & Co.

•GunAllen Financial, Inc.

•Harris Corporation

•ING Life Insurance and Annuity Co.

•J.J.B. Hilliard, W.L. Lyons, Inc.

•J.P. Morgan Clearing Corp.

•Liberty Life Insurance Co.

•Lincoln Financial Advisors Corp.

•Linsco/Private Ledger Corp.

•Mellon Financial Markets, LLC

•Merrill Lynch Life Insurance Company

•Merrill Lynch, Pierce, Fenner & Smith Incorporated

•Morgan Stanley & Co. Incorporated

•MSCS Financial Services, LLC

•National Financial Services LLC

•Pershing LLC

•Prudential Investment Management Services, LLC

•Raymond James & Associates, Inc.

•Raymond James Financial Services, Inc.

•SEI Investments Inc.

•State Street Global Markets, LLC

•Transamerica Corporation

•UBS Financial Services Inc.

•US Bank National Association

•Wachovia Securities LLC

•Webster Investment Services, Inc.

•Wells Fargo Corporate Trust Services

•Wells Fargo Funds Management LLC

•Wells Fargo Investments, LLC

* Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Class Z Shares
Global Value Fund	✓	✓	✓		✓
Marsico Global Fund	✓		✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓	✓

*	Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Ameriprise Financial (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Adviser.

•	Directors, officers and employees of the Adviser, the Distributor, and their respective successors, any investment subadviser and companies affiliated with the Adviser.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Ameriprise Financial trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At a Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) earned for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in

October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for that year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus the Funds’ use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by a Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

Any investment by a Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income, and will not qualify for the dividends received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

A Fund may qualify for and make the election; however, even if the Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders within 60 days after the close of the Fund’s taxable year if it has elected for the foreign taxes paid by it to “pass through” for that year.

If a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and, for taxable years beginning before January 1, 2010 if pending legislation (described below) is enacted), distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2010 if pending legislation (described below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or and not-greater-than 5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, by the foreign Shareholder and requiring the Fund to withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. Pending legislation proposes to extend such application for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in October 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Global Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	340,240.0340	13.22%

Columbia Global Value Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	133,386.8490	5.18%

Columbia Global Value Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	203,249.3210	22.72%

Columbia Global Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	81,554.8800	9.12%

Columbia Global Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	74,873.5050	8.37%

Columbia Global Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	903,657.5000	28.91%

Columbia Global Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK NY 10001-2402	288,444.2410	9.23

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Global Value Fund Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75201-3307	1,006,420.6020	56.08%

Columbia Global Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	394,272.9980	21.97%

Columbia Global Value Fund Class Z	FRONTIER TRUST CO FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY PO BOX 10758	139,323.4880	7.76%

Columbia Marsico Global Fund Class A	NFS LLC FEBO WILLIAM C LIVINGSTON 4254 RUSTLING WOODS DR DENVER NC 28037-5463	13,003.8390	5.28%

Columbia Marsico Global Fund Class A	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,467.7520	50.91%

Columbia Marsico Global Fund Class C	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,000.0000	85.94%

Columbia Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15,582.1650	8.22%

Columbia Marsico Global Fund Class R	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,246.4790	99.63%

Columbia Marsico Global Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	125,689.4900	85.96%

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Global Fund Class Z	BANK OF AMERICA NA IRA CHARLES J HOWELL 600 UNIVERSITY ST STE 1725 SEATTLE WA 98101-4120	16,738.2680	11.45%

Columbia Marsico International Opportunities Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	176,425.2680	10.30%

Columbia Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	111,662.7260	6.52%

Columbia Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	721,306.1050	16.59%

Columbia Marsico International Opportunities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	564,900.6890	12.99%

Columbia Marsico International Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	235,079.2450	5.41%

Columbia Marsico International Opportunities Fund Class R	FRONTIER TRUST CO FBO DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10758 FARGO ND 58106-0758	49,362.4970	15.30%

Columbia Marsico International Opportunities Fund Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	47,124.4780	14.61%

Columbia Marsico International Opportunities Fund Class R	NTC & CO CUST BODE CALL & STROUPE FBO BODE CALL & STROUPE PO BOX 173859 DENVER CO 80217-3859	32,855.7220	10.19%

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	21,075.1360	6.53%

Columbia Marsico International Opportunities Fund Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER CO 80202-3531	20,557.9370	6.37%

Columbia Marsico International Opportunities Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO WHITEMAN LUMBER COMPANY 401K PO BOX 79377 ATLANTA GA 30357-7377	16,472.4170	5.11%

Columbia Marsico International Opportunities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	57,829,506.5440	62.88%

Columbia Marsico International Opportunities Fund Class Z	VANGUARD FIDUCIARY TRUST COMPANY NATIONS FUNDS PO BOX 2600 VM 613 ATTN OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	8,225,269.8100	8.94%

Columbia Marsico International Opportunities Fund Class Z	TEXAS CHILDREN’S HOSPITAL FOUNDATION 1919 S. BRAEWOOD, HOUSTON TX 77030-4412	6,025,440.4800	6.55%

Columbia Multi-Advisor International Equity Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,117.7690	8.96%

Columbia Multi-Advisor International Equity Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	55,277.4980	31.96%

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund Class C	PATTERSON & CO FBO HIGHTOWER CONSTRUCTION 401K PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	23,820.8860	13.77%

Columbia Multi-Advisor International Equity Fund Class C	SUMMERVILLE PEDIATRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE SC 29485-8102	9,433.2020	5.45%

Columbia Multi-Advisor International Equity Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO VIRGINIA LAB SUPPLY 401K PSP PO BOX 79377 ATLANTA GA 30357-7377	10,988.8670	42.60%

Columbia Multi-Advisor International Equity Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,220.1930	20.24%

Columbia Multi-Advisor International Equity Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,082.1670	8.07%

Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	69,719.892.1630	57.72%

Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	16,463,868.5430	13.63%

Columbia Multi-Advisor International Equity Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO ATTN JIM MARIN ONE FINANCIAL CENTER FL 3 BOSTON MA 02111-2694	9,067,597.6470	7.51%

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Marsico Global Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	501,403.720	70.83%

Marsico International Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	57,829,506.5440	50.93%

Multi-Advisor International Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	69,719,892.1630	56.55%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940 (the “1940 Act”). The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A – DESCRIPTION OF SECURITY RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC –debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

A-4

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010

Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not

[2]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative

Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board; or

(vi) CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE- BY- CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

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MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

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MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

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MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

2. By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3. By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4. MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

5. In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents – such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters – could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6. MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

Procedures: Voting/Abstention/No Action/Other Exceptions

8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

9.a MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

11. In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14. MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii) Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

15. An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16. MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

18. MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

Recordkeeping

20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and

(vi) Written responses by MCM to written or oral client requests.

20.b. MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S. – based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

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MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	February 10, 2006

Policy Amended:	July 19, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	July 19, 2006

Amendment Approved:	August 8, 2008
Approved by:	Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	September 1, 2008

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

EFFECTIVE AS OF

MAY 1, 2009

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I. OBJECTIVE

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of certain third party proxy service providers, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues.

II. ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

•	Be in writing;

•	State that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

III. ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must, to the extent possible, comply with each client’s proxy voting policy (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV. ARRANGEMENTS WITH PROXY SERVICE PROVIDERS

Brandes presently uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

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Risk Metrics Group (“RMG”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. RMG’s primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

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Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

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Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

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Proxy Governance, Inc. provides research and proxy voting recommendations on U.S. and non-U.S. publicly traded companies. Coverage is based on securities held in client portfolios. For non-U.S. companies, research and recommendations may be provided through partnerships with other leading proxy advisory firms, or directly by Proxy Governance when proxy materials are reasonably available in a timely manner.

Although we may consider RMG’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V. CONFLICTS

Brandes is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Brandes; (ii) Brandes has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Brandes employee has a material personal interest in the outcome of a particular matter before shareholders.

Brandes is committed to resolving all such and similar conflicts in its clients’ best interests. Brandes has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest that are not addressed by the Guidelines, the Corporate Governance Committee will consult the Head of Compliance (“HOC”) and the approach taken to address the conflict situation shall be documented in writing. If necessary, the Corporate Governance Committee, the HOC, and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Brandes and the issuer, its officers or directors, director candidates, or proxy proponents; or (iv) voting in other ways that are consistent with Brandes’ obligation to vote in its clients’ best interests.

Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as RMG, that also provide other products and services to issuers. RMG has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes. In addition, RMG shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with RMG. Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies. In addition, Brandes’ Corporate Governance Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by RMG. Finally, Brandes obtains additional proxy voting information from other PSPs as an additional check on the independence of the voting recommendations provided to Brandes by RMG.

VI. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

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To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

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Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

•	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit Brandes’ ability to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VII. REPORTS

An insert to Brandes’ Form ADV, Part II and the Brandes website describe how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII. OPERATIONAL PROCEDURES

A. Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will monitor for the client’s custodian to forward proxy materials it receives to Brandes and certain PSPs. The Reorganization Department is also responsible for providing the PSPs with a list of client holdings on a regular basis to enable them to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until the PSPs provide voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

B. Role of the Investments Group in Voting Proxies

Once the PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance Committee and/or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to Broadridge, or other 3rd party voting agents.

C. Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting, reviewing from time to time, but at least annually, and making appropriate changes to the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research teams and/or investment committees from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote proxies contrary to the recommendation of the PSPs.

D. Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

IX. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X. RECORDKEEPING

The Brandes Reorganization Department will maintain copies of the following records for a period of five years, the first two in an easily accessible place, in accordance with the Investment Advisers Act of 1940. Specifically, Rule 204-2 requires that we:

•	Copies of all policies and procedures relating to proxy voting.

•	A copy of each proxy statement received regarding client securities.

•	A record of each vote cast on behalf of a client.

•	A copy of any document created by Brandes that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision.

•

A copy of each written client request for information on how Brandes voted proxies on behalf of the client, and a copy of any written response by Brandes to any (written and oral) client request for information on how Brandes voted proxies on behalf of the requesting client.

XI. PROXY VOTING REVIEW COMMITTEE

No less frequently than annually, the Proxy Voting Review Committee shall meet to review and discuss the operation of Brandes’ proxy voting procedures. The Committee shall consist of, at least, the following individuals:

•	The HOC (who shall act of the Chair of the committee)

•	The General Counsel or his/her designee

•	A representative of the Corporate Governance Committee

•	A representative of the Reorganization Department

•	A representative of the Research Department

In reviewing the proxy voting procedures, the Committee shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

•	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed)

•	Maintenance of all required records

•	Performance of service providers (RMG, Broadridge, Glass Lewis and Proxy Governance)

•	Conflict of interest issues

•	Any instances where Brandes has failed to comply with its policies

•	Any suggested revisions to the policies and procedures

The HOC shall meet with the Office of the CEO no less frequently than annually to discuss the results of the Proxy Voting Committee’s review of the policies and procedures.

BRANDES INVESTMENT PARTNERS, L.P.

XII. PROXY VOTING GUIDELINES SUMMARY

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•	In general, Brandes opposes anti-takeover proposals and supports the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

•

In general, Brandes supports proposals that enhance shareholder rights through protecting the ability to call special meetings, act by written consent, access proxy voting materials, and by lowering the requirement for supermajority shareholder vote requirements on certain important governance issues.

•

It is not possible to represent fairly the diverse views of our clients on proposals regarding social, political, and environmental issues and, therefore, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management and/or RMG or abstain from voting on the respective issues.

•

Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the relevant investment research team(s) or investment committee(s) and/or the Corporate Governance Committee, typically with reference to third-party recommendations and analysis.

XIII. PROXY VOTING GUIDELINES

The following guidelines have been developed with reference to the positions of Risk Metrics Group (“RMG”), formerly Institutional Shareholders Services, Inc, (“ISS”). Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A. The Board of Directors

1. Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Brandes believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meetings (past two years);

•	Nominee’s investment in the company;

•	Whether a retired CEO sits on the board; and

•	Whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships.

2. Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident nominated directors and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

3. Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally abstain from voting on the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the management of the company.

4. Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines.

5. Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining the independence of a board member, we base the classification on the standards issued by the primary stock exchange in which the company is listed.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6. Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7. Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

B. Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company. In doing so, we generally support the ratification or reappointment of the company’s auditor unless:

•	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

•	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities.

C. Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

In situations where insider voting power is greater than 50%, i.e. controlled company, we will generally vote for proposals to provide for cumulative voting.

4. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

5. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

6. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company’s poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on case-by-case basis anti-greenmail proposals, when they are bundled with other charter or bylaw amendments.

8. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

9. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

10. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

11. Confidential Voting

We generally vote for shareholder proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections. We vote for management proposals to adopt confidential voting.

12. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

13. Bundled Proposals

We review on a case-by-case basis, bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

14. Majority-Supported Shareholder Proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

•	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•	A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•

If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

15. Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

D. Capital Structure

1. Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company.

We vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

2. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

We review on case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

7. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

E. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power. However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies, we instead tend to focus on the following:

•	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

•	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

•	The link between compensation and the creation of long-term shareholder value. Does the plan:

•	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

•	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

•	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

•	Include downside potential as well as up-side rewards without the possibility for a material “second chance” (i.e. repricing of options)?

•	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, etc.)?

•	Require significant ongoing share ownership by the executive or director?

Other factors we consider in evaluating compensation plans include the following:

1. Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) the exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

2. Advisory Votes on Executive Compensation – Say-on-Pay

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

3. Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

4. Options Expensing

We will generally vote for shareholder proposals to expense options. We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date.

5. Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings

•	Reduction in exercise price of outstanding options.

•	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

•	Substitution of restricted stock for underwater options.

•	Buyback of underwater options and issuance of new awards.

6. Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis. Voting decision will therefore take into account the following:

•	Whether the proposal mandates that all awards be performance-based.

•	Whether the proposal extends beyond executive awards to those of lower ranking employees.

•	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

7. Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

F. Mergers and Corporate Restructurings

1. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

2. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

3. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Reincorporation

Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions and jurisdictional laws, and potential economic costs and benefits.

H. Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals. In rare circumstances when no such entity provides recommendations, we vote proposals in accordance with the recommendations of management.

I. Social, Political, and Environmental Issues

In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of RMG on these issues, although, on occasion we abstain from voting on these issues.

XIV. PROXY VOTING POLICY AND PROCEDURES FOR BRANDES INVESTMENT TRUST

The Board of Trustees of Brandes Investment Trust (the “Company”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolio (“Fund”).

A. Proxy Voting Policy

The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Brandes Investment Partners (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

B. Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C. Proxy Voting Procedures

1.	At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of materials changes to any of these documents.

2.	At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

D. Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the board, in whole or in part, at any time.

E. Annual Filing of Proxy Voting Record

1.	The Company shall include in its Form N-1A registration statement:

a.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

2.	The Company shall include in it Annual and Semi-Annual Report to shareholders:

a.	A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company’s toll-free telephone number or through a specified Internet address, and on the SEC website.

b.	A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free number (or through a specified Internet address or both) and on the SEC website.

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A, Class B, Class C and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2010

Feeder Fund

Fund	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
Columbia International Value Fund	NIVLX	NBIVX	NVICX	EMIEX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectuses dated July 1, 2010. The most recent annual report for the Fund, which include the Fund’s audited financial statements dated February 28, 2010, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/56302-0710

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SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

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Glossary

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P., the investment subadviser to the Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Columbia Funds	The funds using the Columbia brand within the Columbia Funds Family

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

Distributor	Columbia Management Investment Distributors, Inc.

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

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Glossary

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

International Value Master Portfolio	Columbia International Value Master Portfolio

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Fund, and the Adviser

Investment Sub-Advisory Agreement	The investment sub-advisory agreement among the Trust on behalf of the Fund, the Adviser and the Fund’s investment subadviser(s)

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Master Portfolio(s)	One or more of the open-end investment companies that is a series of CMIT (The terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI).

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, LLC

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

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Glossary

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of McGraw-Hill Companies (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about September 26, 2005, the name of the Fund was changed from Nations International Value Fund to Columbia International Value Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company. The Fund has a fiscal year end of February 28. Prior to October 2007, the Fund had a fiscal year end of March 31.

The Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 30, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

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ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

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activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

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2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or subadviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective. See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	International Value Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investing in a Master Portfolio	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓

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Permissible Fund Investments

Investment Type	International Value Fund
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of

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an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London

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Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in

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investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities

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will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the

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investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal

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that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher

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rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial

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margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures

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contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

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Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an

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index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

The successful use of the Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options

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must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline,

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potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The

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Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are

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marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI Index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

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Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which the Fund may seek to achieve its investment objective. The 1940 Act permits the Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

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The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

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Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

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Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital

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to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the

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secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

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Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

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REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities

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under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

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Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued,

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delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

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Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it

41

does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. The Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the

42

Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

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•	For Columbia Funds that are money market funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information

44

confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JPMorgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Fund. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Fund’s investment adviser.

The Feeder Fund does not have its own investment adviser because it invests all of its assets in the Master Portfolio. The Adviser earns its fee as the investment adviser to the Master Portfolio. See the Management of the Fund — Primary Services Providers section in the Fund’s prospectuses.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish the Fund with investment research and advice. For these services, the Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of the Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, the Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Management Services Agreement may be terminated with respect to the Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Fund’s Investment Advisory Agreement.

Advisory Fee Rates and Fees Paid

The Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

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The Adviser receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	$500 million to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $3 billion	$3 billion to $6 billion	Over $6 billion
International Value Fund*	0.85%	0.80%	0.75%	0.70%	0.68%	0.66%

*	Investment advisory fees are paid by International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

The Previous Adviser received fees from the Fund* * for its services as reflected in the following chart, which shows the advisory fees paid to the Previous Adviser and the advisory fees waived/reimbursed by the Previous Adviser, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund **

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund **
Advisory Fee Paid to the Previous Adviser	$13,867,175	$18,922,007	$28,581,565	$32,446,266
Amount Waived by the Previous Adviser	—	—	—	—
Amount Reimbursed by the Previous Adviser	—	—	—	—

**	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

The Subadviser(s) and Investment Sub-Advisory Services

Brandes

Brandes is the investment subadviser to International Value Master Portfolio. Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2010, Brandes had approximately $51.6 billion in assets under management.

The Feeder Fund does not have its own investment subadviser(s) because it invests all of its assets in its Master Portfolio. Brandes earns its fee as the investment subadviser to the Master Portfolio. See the Management of the Fund — Primary Services Providers section in the Fund’s prospectuses.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of the Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the

49

Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days’ written notice.

The Adviser, from the investment advisory fees it receives, pays Brandes for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Adviser also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Sub-Advisory Rates and Fees Paid

The Adviser pays Brandes, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a sub-advisory fee for Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio:

Master Portfolio	Rate of Compensation
Columbia International Value Master Portfolio	0.50% of average daily net assets

Brandes received sub-advisory fees from the Adviser for its services as reflected in the following chart, which shows the sub-advisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

Sub-Advisory Fees Paid to Brandes*

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Period Ended March 31, 2007
International Value Fund *
Sub-Advisory Fee Paid	$8,841,168	$12,462,818	$19,593,220	$22,308,152
Amount Waived/Reimbursed	—	—	—	—

*	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.

Brandes Portfolio Manager(s)

The following provides additional information about the Brandes portfolio manager(s) who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Brandes portfolio manager(s) who are responsible for the Fund are:

Brandes Portfolio Manager(s)

Portfolio Manager	Fund
Jim Brown	International Value Fund
Glenn R. Carlson	International Value Fund
Jeffrey Germain	International Value Fund
Brent V. Woods	International Value Fund
Amelia M. Morris	International Value Fund
Brent Fredberg	International Value Fund

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Compensation

Brandes’ compensation structure for portfolio managers/analysts is four-fold: competitive base salaries, participation in an annual bonus plan, participation in profit sharing plan and eligibility for participation in the firm’s equity through partnership or phantom equity. Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio manager(s) managed, as of March 31, 2010.

Other Accounts Managed by the Brandes Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jim Brown	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion
Glenn R. Carlson	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Jeffrey Germain	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion
Brent V. Woods	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Amelia M. Morris	8	$4.014 billion	51	$7.983 billion	4,813	$39.577 billion
Brent Fredberg	6	$3.968 billion	28	$6.927 billion	4,135	$37.564 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which for which the Brandes portfolio manager(s) is based on performance, as of March 31, 2010.

Other Accounts Managed by the Brandes Portfolio Manager(s) for which Compensation is Based on Performance

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jim Brown	—	—	—	—	13	$4.177 billion
Glenn R. Carlson	—	—	—	—	13	$4.177 billion
Jeffrey Germain	—	—	—	—	13	$4.177 billion
Brent V. Woods	—	—	—	—	13	$4.177 billion
Amelia M. Morris	—	—	—	—	13	$4.177 billion
Brent Fredberg	—	—	—	—	13	$4.177 billion

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Ownership of Securities

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Brandes portfolio manager(s) as of March 31, 2010.

Brandes Portfolio Manager Ownership of the Columbia Funds Family as of March 31, 2010

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Jim Brown	International Value Fund	None
Glenn R. Carlson	International Value Fund	None
Jeffrey Germain	International Value Fund	None
Brent V. Woods	International Value Fund	None
Amelia M. Morris	International Value Fund	None
Brent Fredberg	International Value Fund	None

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of the Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund.

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Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers — The Administrator in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Previous Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*
Administration Fee Paid to the Previous Administrator	$2,523,528	$3,627,490	$5,790,419	$6,574,153
Amount Waived/Reimbursed by the Previous Administrator	—	—	—	—

*	The Administration fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Fund. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Fund. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed the Previous Adviser for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services provided by the Previous Adviser under the Services Agreement are provided by the Administrator under the Administrative Services Agreement.

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Pricing and Bookkeeping Fees Paid

The Previous Adviser and State Street received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund*	$38,000	$38,000	$37,438	$38,000
Amount Paid to the Previous Adviser	—	—	2,603
Amount Paid to State Street	$38,000	$38,000	34,835

*	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

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Underwriting Commissions

The following table shows all commissions and other compensation received by the Previous Distributor, as well as amounts the Previous Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Previous Distributor

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund
Amount Paid
Class A shares	$242,634	$684	$3,365	$4,037
Amount Retained
Class A shares	$34,160	$123	$514	$2,873
Class B shares	$507	$6,436	$21,443	$68,082
Class C shares	$827	$241	$246	$2,382

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Fund. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

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Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Fund. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as

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proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Ameriprise Financial and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

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Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Fund, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Fund, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of such Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause such Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale

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of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent of the Fund. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2010, the Fund paid the Previous Transfer Agent and, effective May 1, 2010, pays the Transfer Agent, an annual transfer agency fee of $22.36 per account, payable monthly. In addition, the Fund may reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund, subject to a cap up to $22.36 per account for financial intermediaries that seek payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of the Fund’s net assets represented by the account for financial intermediaries that seek payment by the Transfer Agent based on a percentage of net assets. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period January 1, 2008 through December 31, 2009, the Fund paid the Previous Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund paid the Previous Transfer Agent for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account.

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The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2011.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2010 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for Class A shares, Class B shares and Class C shares of the Fund. The Fund no longer accepts investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares. See the prospectus for Class B shares of the Fund for details.

The Trust has adopted shareholder servicing plans (Servicing Plans) and Distribution Plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares. The Servicing Plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Ameriprise Financial and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

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Payments under the Class A Distribution and Servicing Plan, the Class B Distribution Plan and the Class C Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Fund participates in joint distribution activities with other Columbia Funds. The fees paid under each Distribution Plan adopted by the Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

During the most recently completed fiscal year, the Previous Distributor received distribution and service fees from the Fund for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Fund for the Fiscal Period Ended February 28, 2010

Fund	Class A Shares	Class B Shares	Class C Shares
International Value Fund
Distribution Fee	$839,422	$117,908	$471,362
Service Fee	—	$39,414	$157,299

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.35% of the Fund’s average daily net assets on an annualized basis. This arrangement may be modified or terminated by the Adviser at any time.

Codes of Ethics

The Fund, the Adviser, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel

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subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Fund has delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s and the

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subadviser’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Adviser or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Fund. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Fund or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Fund has retained the Adviser as the Fund’s investment adviser and administrator. The Adviser provides the Fund with investment advisory services, and is responsible for day-to-day management and administration of the Fund and management of the risks that arise from the Fund’s investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the Adviser, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, the independent registered public accounting firm for the Fund, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board and the Audit Committee also meet periodically with the Fund’s Chief Compliance Officer, to receive reports regarding the compliance of the Fund and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Fund’s Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Fund’s performance, and meets periodically with the

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portfolio managers of the Fund to receive reports regarding the management of the Fund, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees. The Audit Committee met on five occasions during the last fiscal year.

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The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees. The Investment Committee met on seven occasions during the last fiscal year.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

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Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

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The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	52	Trustee — BofA Funds Series Trust

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	52	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel); Trustee — BofA Funds Series Trust; former Director of Spectrum Brands, Inc. (consumer products)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	52	Trustee — BofA Funds Series Trust

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	52	Director — Conseco, Inc. (insurance); Trustee — BofA Funds Series Trust

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	52	Trustee — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan; Trustee — BofA Funds Series Trust

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	52	Board Member — Piedmont Natural Gas; Trustee — BofA Funds Series Trust

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor — McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through 2006	52	Director — Renaissance Reinsurance Ltd.; Trustee — Penn Mutual Life Insurance Company; Director — Citigroup; Trustee — BofA Funds Series Trust

*	Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

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Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010

Name of Trustee	Aggregate Compensation for International Value Fund for the Fiscal Year ended February 28, 2010(a)	Aggregate Compensation from International Value Master Portfolio for the Fiscal Year ended February 28, 2010(a)
Edward J. Boudreau, Jr.(b)	$4,608	$4,608
William P. Carmichael(c)	$5,546	$5,546
Minor M. Shaw(d)	$4,452	$4,452
R. Glenn Hilliard(e)	$4,530	$4,530
William A. Hawkins(f)	$4,608	$4,608
John J. Nagorniak(g)	$3,908	$3,908

Interested Trustee Compensation

Anthony M. Santomero(h)	$4,139	$4,139

Independent and Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009(a)
Edward J. Boudreau, Jr.(b)	$295,000
William P. Carmichael(c)	$357,500
Minor M. Shaw(d)	$287,500
R. Glenn Hilliard(e)	$290,000
William A. Hawkins(f)	$297,500
John J. Nagorniak(g)	$250,000

Interested Trustee Compensation

Anthony M. Santomero(h)	$265,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	During the fiscal year ended February 28, 2010, Mr. Boudreau deferred $1,571 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.
(c)	During the fiscal year ended February 28, 2010, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.
(d)	During the fiscal year ended February 28, 2010, Ms. Shaw deferred $2,226 of her compensation from each Fund. During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total

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compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.
(e)	During the fiscal year ended February 28, 2010, Mr. Hilliard deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.
(f)	During the fiscal year ended February 28, 2010, Mr. Hawkins deferred $83 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.
(g)	During the fiscal year ended February 28, 2010, Mr. Nagorniak deferred $1,173 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.
(h)	During the fiscal year ended February 28, 2010, Dr. Santomero deferred $1,931 of his compensation from each Fund. During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent and Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustees
Edward J. Boudreau, Jr.	International Value Fund — A	E

William P. Carmichael	International Value Fund — E	E

Minor M. Shaw	International Value Fund — A	E

R. Glenn Hilliard	International Value Fund — A	E

William A. Hawkins	International Value Fund — A	A

John J. Nagorniak	International Value Fund — A	E

Interested Trustee Ownership

Anthony M. Santomero	International Value Fund — A	E

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President — Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President — Operations and Compliance, the Adviser, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, 2001-2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of

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the Adviser other than the Fund. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Fund. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that the Fund executes any securities trades with an affiliate of Ameriprise Financial, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that:

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(i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund*

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Period Ended February 29, 2008	Fiscal Year Ended March 31, 2007
International Value Fund	$962,909	$1,020,816	$3,079,182	$3,022,497

*	Because the Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.

International Value Fund paid no brokerage commissions to affiliated broker/dealers for the fiscal year ended March 31, 2007.

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International Value Fund paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal periods ended February 29, 2008, February 28, 2009 and 2010 as shown in the table below.

Brokerage Commissions Paid by the Fund to Affiliated Broker-Dealers*

Fund	Broker/Dealer (Relationship to Fund)	Aggregate Brokerage Commissions Paid
		Fiscal Year Ending 2010	Fiscal Year Ending 2009	Fiscal Period Ending 2008	Fiscal Year Ending 2007
International Value Fund	Banc of America Securities LLC (BAC) (a broker/dealer subsidiary of Bank of America)	$0	$0	$5,021	N/A
	Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) (a broker/dealer subsidiary of Bank of America)	$12,546	$40,508	N/A	N/A

Fund	Affiliated Broker/Dealer	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Broker/Dealer During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Affiliated Broker/Dealer During the Most Recent Fiscal Year
International Value Fund	BAS (a broker/dealer subsidiary of Bank of America)	1.3%	1.3%
	MLPF&S

*	The table disclose brokerage commissions paid to Merrill Lynch & Co., Inc., which became an affiliate of the Previous Adviser on January 1, 2009.

Directed Brokerage

The Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser.

During the fiscal period ended February 28, 2010, the Fund did not direct brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Fund.

As of February 28, 2010, the Fund did not own securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor and the Adviser may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for

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providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of the Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by the Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•	Acclaim Benefits, Inc.
•	A.G. Edwards
•	Alerus Retirement Solutions
•	Ameriprise Financial Services, Inc.*
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Bisys Retirement Services
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	CitiStreet LLC
•	City National Bank
•	Compensation & Capital Administrative Services, Inc.
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Dreyfus
•	Edward D. Jones & Co., L.P.
•	E*Trade Group, Inc.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	First Clearing LLC
•	Genworth Financial
•	GPC Securities, Inc.
•	Guardian Life Insurance Company
•	GWFS Equities, Inc.

* Ameriprise Financial affiliate

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•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Financial Group
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley & Co., Incorporated
•	MSCS Financial Services, LLC
•	National Investor Services Corp.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company
•	Robert W. Baird & Co., Inc.
•	Royal Alliance Associates, Inc.
•	Standard Retirement Services, Inc.
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	The 401k Company
•	T. Rowe Price Group, Inc.
•	The Vanguard Group, Inc.
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services
•	Wachovia Bank, N.A.
•	Wachovia Securities, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Fund. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial

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intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount the Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and the Adviser may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Banc of America Investment Services, Inc.
•	Banc of America Securities LLC
•	Bank of America, N.A.
•	Bank of New York
•	Citibank, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Custodial Trust Company
•	Fidelity Brokerage Services, Inc.
•	Genworth Financial, Inc.
•	Goldman, Sachs & Co.
•	GunAllen Financial, Inc.
•	Harris Corporation
•	ING Life Insurance and Annuity Co.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Clearing Corp.
•	Liberty Life Insurance Co.
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Mellon Financial Markets, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	MSCS Financial Services, LLC

* Ameriprise Financial affiliate

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•	National Financial Services LLC
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	Raymond James Financial Services, Inc.
•	SEI Investments Inc.
•	State Street Global Markets, LLC
•	Transamerica Corporation
•	UBS Financial Services Inc.
•	US Bank National Association
•	Wachovia Securities LLC
•	Webster Investment Services, Inc.
•	Wells Fargo Corporate Trust Services
•	Wells Fargo Funds Management LLC
•	Wells Fargo Investments, LLC

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Class Z Shares
International Value Fund	✓	✓	✓		✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

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Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Ameriprise Financial (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Adviser.

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•	Directors, officers and employees of the Adviser, the Distributor, and their respective successors, any investment subadviser and companies affiliated with the Adviser.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Ameriprise Financial trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which

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were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

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Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued

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at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

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The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivatives transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) earned for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of

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record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for that year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus the Funds’ use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

The Fund may seek to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal

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income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., “passed through”) to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to

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certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for

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such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income, and will not qualify for the dividends received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy the regulated investment company distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such

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equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have

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owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain dividend with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distributions.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations (for this purpose treating the Fund’s pro rata share of the assets of the Master Portfolio as if they were held directly by the Fund), the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, as the Fund is a “feeder” in a “master-feeder” structure, the Fund’s eligibility to file an election and pass through such a benefit to its shareholders is dependent on the tax planning of the Master Portfolio with respect to the foreign tax credit.

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The Fund may qualify for and make the election; however, even if the Fund qualifies for the election for any year, it may determine not to make the election for such year. If the Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. The Fund will notify its shareholders within 60 days after the close of the Fund’s taxable year if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if the Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. It is currently unclear whether Congress will extend the provision for tax years beginning on of after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and

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redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her U.S. future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and, for taxable years beginning before January 1, 2010 if pending legislation (discussed below) is enacted), distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the

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Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of the Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provide assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph

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will also apply to distributions from a Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized by the foreign shareholder and requiring the fund to withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. Pending legislation proposes to extend such application for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass through of foreign taxes.

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A beneficial holder of shares who is a foreign person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or in equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in October 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,528,334.9160	12.25%

Columbia International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,737,618.5240	9.51%

Columbia International Value Fund Class A	PRUDENTIAL RETIREMENT INS & ANN CO FBO VARIOUS RETIREMENT PLANS 200 WOOD AVE S ISELIN NJ 08830-2769	2,687,260.6900	9.34%

Columbia International Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	7,878.5390	5.36%

Columbia International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,189,681.1040	25.25%

Columbia International Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	403,628.5500	8.57%

Columbia International Value Fund Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	37,572,994.8700	42.07%

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Fund	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class Z	CHARLES SCHWAB &CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-4151	18,654,255.1860	20.89%

Columbia International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	6,248,180.6330	7.00%

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia International Value Fund	BANK OF AMERICA NA ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	37,572.994.8700	30.56%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

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LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940 (the “1940 Act”). The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

A-3

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

A-4

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

1	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

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Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the

2	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.

Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified

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by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

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•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE- BY- CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

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•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

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•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

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•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

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7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

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CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

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Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

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Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

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Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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Document Name:

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

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BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

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BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

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EFFECTIVE AS OF

May 1, 2009

BRANDES INVESTMENT PARTNERS, L.P.

Proxy Voting Policy

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I. Objective

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of certain third party proxy service providers, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues.

II. Accounts for Which Brandes Has Proxy Voting Responsibility

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

•	Be in writing;

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•	State that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

III. Adherence to Client Proxy Voting Policies

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must, to the extent possible, comply with each client’s proxy voting policy (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV. Arrangements with Proxy Service Providers

Brandes presently uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

•

Risk Metrics Group (“RMG”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. RMG’s primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

•

Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

•

Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

•

Proxy Governance, Inc. provides research and proxy voting recommendations on U.S. and non-U.S. publicly traded companies. Coverage is based on securities held in client portfolios. For non-U.S. companies, research and recommendations may be provided through partnerships with other leading proxy advisory firms, or directly by Proxy Governance when proxy materials are reasonably available in a timely manner.

Although we may consider RMG’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V. Conflicts

Brandes is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Brandes; (ii) Brandes has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Brandes employee has a material personal interest in the outcome of a particular matter before shareholders.

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Brandes is committed to resolving all such and similar conflicts in its clients’ best interests. Brandes has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest that are not addressed by the Guidelines, the Corporate Governance Committee will consult the Head of Compliance (“HOC”) and the approach taken to address the conflict situation shall be documented in writing. If necessary, the Corporate Governance Committee, the HOC, and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Brandes and the issuer, its officers or directors, director candidates, or proxy proponents; or (iv) voting in other ways that are consistent with Brandes’ obligation to vote in its clients’ best interests.

Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as RMG, that also provide other products and services to issuers. RMG has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes. In addition, RMG shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with RMG. Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies. In addition, Brandes’ Corporate Governance Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by RMG. Finally, Brandes obtains additional proxy voting information from other PSPs as an additional check on the independence of the voting recommendations provided to Brandes by RMG.

VI. Special Issues with voting Foreign Proxies

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

•

To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

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•

Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

•	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit Brandes’ ability to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VII. Reports

An insert to Brandes’ Form ADV, Part II and the Brandes website describe how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII. Operational Procedures

A. Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will monitor for the client’s custodian to forward proxy materials it receives to Brandes and certain PSPs. The Reorganization Department is also responsible for providing the PSPs with a list of client holdings on a regular basis to enable them to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until the PSPs provide voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

B. Role of the Investments Group in Voting Proxies

Once the PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent

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superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance Committee and/or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to Broadridge, or other 3rd party voting agents.

C. Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting, reviewing from time to time, but at least annually, and making appropriate changes to the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research teams and/or investment committees from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote proxies contrary to the recommendation of the PSPs.

D. Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions — especially where done with the purpose or effect of influencing the management or control of a company — could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

IX. Securities Subject to Lending Arrangements

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X. Recordkeeping

The Brandes Reorganization Department will maintain copies of the following records for a period of five years, the first two in an easily accessible place, in accordance with the Investment Advisers Act of 1940. Specifically, Rule 204-2 requires that we:

•	Copies of all policies and procedures relating to proxy voting.

•	A copy of each proxy statement received regarding client securities.

•	A record of each vote cast on behalf of a client.

•	A copy of any document created by Brandes that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision.

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•

A copy of each written client request for information on how Brandes voted proxies on behalf of the client, and a copy of any written response by Brandes to any (written and oral) client request for information on how Brandes voted proxies on behalf of the requesting client.

XI. Proxy Voting Review Committee

No less frequently than annually, the Proxy Voting Review Committee shall meet to review and discuss the operation of Brandes’ proxy voting procedures. The Committee shall consist of, at least, the following individuals:

•	The HOC (who shall act of the Chair of the committee)

•	The General Counsel or his/her designee

•	A representative of the Corporate Governance Committee

•	A representative of the Reorganization Department

•	A representative of the Research Department

In reviewing the proxy voting procedures, the Committee shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

•	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed)

•	Maintenance of all required records

•	Performance of service providers (RMG, Broadridge, Glass Lewis and Proxy Governance)

•	Conflict of interest issues

•	Any instances where Brandes has failed to comply with its policies

•	Any suggested revisions to the policies and procedures

The HOC shall meet with the Office of the CEO no less frequently than annually to discuss the results of the Proxy Voting Committee’s review of the policies and procedures.

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BRANDES INVESTMENT PARTNERS, L.P.

XII. Proxy Voting Guidelines Summary

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•	In general, Brandes opposes anti-takeover proposals and supports the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

•

In general, Brandes supports proposals that enhance shareholder rights through protecting the ability to call special meetings, act by written consent, access proxy voting materials, and by lowering the requirement for supermajority shareholder vote requirements on certain important governance issues.

•

It is not possible to represent fairly the diverse views of our clients on proposals regarding social, political, and environmental issues and, therefore, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management and/or RMG or abstain from voting on the respective issues.

•

Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the relevant investment research team(s) or investment committee(s) and/or the Corporate Governance Committee, typically with reference to third-party recommendations and analysis.

XIII. Proxy Voting Guidelines

The following guidelines have been developed with reference to the positions of Risk Metrics Group (“RMG”), formerly Institutional Shareholders Services, Inc, (“ISS”). Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A. The Board of Directors

1. Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Brandes believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meetings (past two years);

•	Nominee’s investment in the company;

•	Whether a retired CEO sits on the board; and

•	Whether the chairman is also serving as CEO.

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In cases of significant votes and when information is readily available, we also review:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships.

2. Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident nominated directors and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

3. Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally abstain from voting on the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the management of the company.

4. Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines.

5. Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining the independence of a board member, we base the classification on the standards issued by the primary stock exchange in which the company is listed.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6. Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

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7. Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

B. Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company. In doing so, we generally support the ratification or reappointment of the company’s auditor unless:

•	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

•	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities.

C. Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

In situations where insider voting power is greater than 50%, i.e. controlled company, we will generally vote for proposals to provide for cumulative voting.

4. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

5. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

6. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company’s poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on case-by-case basis anti-greenmail proposals, when they are bundled with other charter or bylaw amendments.

8. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

9. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

10. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

11. Confidential Voting

We generally vote for shareholder proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections. We vote for management proposals to adopt confidential voting.

12. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

13. Bundled Proposals

We review on a case-by-case basis, bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

14. Majority-Supported Shareholder Proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

•	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•	A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•

If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

15. Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

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D. Capital Structure

1. Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company.

We vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

2. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

We review on case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

7. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

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•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

E. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power. However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies, we instead tend to focus on the following:

•	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

•	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

•	The link between compensation and the creation of long-term shareholder value. Does the plan:

•	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

•	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

•	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

•	Include downside potential as well as up-side rewards without the possibility for a material “second chance” (i.e. repricing of options)?

•	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, etc.)?

•	Require significant ongoing share ownership by the executive or director?

Other factors we consider in evaluating compensation plans include the following:

1. Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) the exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

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2. Advisory Votes on Executive Compensation – Say-on-Pay

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

3. Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

4. Options Expensing

We will generally vote for shareholder proposals to expense options. We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date.

5. Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings

•	Reduction in exercise price of outstanding options.

•	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

•	Substitution of restricted stock for underwater options.

•	Buyback of underwater options and issuance of new awards.

6. Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis. Voting decision will therefore take into account the following:

•	Whether the proposal mandates that all awards be performance-based.

•	Whether the proposal extends beyond executive awards to those of lower ranking employees.

•	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

7. Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

F. Mergers and Corporate Restructurings

1. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

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•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

2. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

3. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Reincorporation

Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions and jurisdictional laws, and potential economic costs and benefits.

H. Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals. In rare circumstances when no such entity provides recommendations, we vote proposals in accordance with the recommendations of management.

I. Social, Political, and Environmental Issues

In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of RMG on these issues, although, on occasion we abstain from voting on these issues.

XIV. Proxy Voting Policy and Procedures for Brandes Investment Trust

The Board of Trustees of Brandes Investment Trust (the “Company”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolio (“Fund”).

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A. Proxy Voting Policy

The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Brandes Investment Partners (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

B. Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C. Proxy Voting Procedures

1. At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of materials changes to any of these documents.

2. At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

D. Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the board, in whole or in part, at any time.

E. Annual Filing of Proxy Voting Record

1. The Company shall include in its Form N-1A registration statement:

a. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

2. The Company shall include in it Annual and Semi-Annual Report to shareholders:

a. A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company’s toll-free telephone number or through a specified Internet address, and on the SEC website.

b. A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free number (or through a specified Internet address or both) and on the SEC website.

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Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A, Class B, Class R and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2010

Index Funds

Fund	Class A Shares	Class B Shares	Class R Shares	Class Z Shares
Columbia Large Cap Index Fund	NEIAX	CLIBX	—	NINDX
Columbia Mid Cap Index Fund	NTIAX	—	—	NMPAX
Columbia Small Cap Index Fund	NMSAX	—	—	NMSCX
Columbia Large Cap Enhanced Core Fund	NMIAX	—	CCERX	NMIMX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated July 1, 2010. The most recent annual report for the Funds, which include the Funds’ audited financial statements dated February 28, 2010, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/55938-0710

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

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Glossary

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Index Fund(s)	One or more of the index funds in the Columbia Funds Family

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Adviser and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Moody’s	Moody’s Investors Service, Inc.

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Glossary

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of McGraw-Hill Companies (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Small Cap Index Fund	Columbia Small Cap Index Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the names of the Funds were changed as follows: Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Nations Large Cap Enhanced Core Fund.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of February 28. Prior to August 2006, each Fund had a fiscal year end of March 31.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3. Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

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4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Non-Fundamental Investment Policies

1. The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Each Fund may not invest more than 15% of its net assets in illiquid securities.

3. The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

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2. Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. A Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or subadviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	Large Cap Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Large Cap Enhanced Core Fund
Asset-Backed Securities	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓
Options on Futures Contracts	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓

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Investment Type	Large Cap Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Large Cap Enhanced Core Fund
Illiquid Securities	✓	✓	✓	✓
Initial Public Offerings				✓
Low and Below Investment Grade Securities	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓
Other Investment Companies	✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting

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in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

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Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate

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obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

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Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

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Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company

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relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

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Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

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In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the

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index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index

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correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

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Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a

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substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

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A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter

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into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability

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correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

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Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale

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contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI Index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and

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rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

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Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include (ETFs) which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and

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income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments

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made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a

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mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any

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reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities,

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common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and

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price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating- Rate Obligations for more information.

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SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed

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securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

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Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by

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replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

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Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

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For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

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For small cap and specialty Columbia Funds and those Columbia Funds that are subadvised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

•	For Columbia Funds that are money market funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q

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filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JPMorgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. For all Funds, except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Advisory Agreement.

Advisory Fee Rates and Fees Paid

The Funds pay the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	All Assets
Large Cap Index Fund	0.10%
Mid Cap Index Fund	0.10%
Small Cap Index Fund	0.10%

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Fund	First $500 million	$500 million to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $3 billion	$3 billion to $6 billion	Over $6 billion
Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%

The Previous Adviser received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Previous Adviser and the advisory fees waived/reimbursed by the Previous Adviser, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Index Fund
Advisory Fee Paid to the Previous Adviser	$2,231,458	$2,246,733	$2,721,298
Amount Waived by the Previous Adviser	$1,389,496	$1,330,267	—
Amount Reimbursed by the Previous Adviser	—	—	$1,647,710

Mid Cap Index Fund
Advisory Fee Paid to the Previous Adviser	$1,614,963	$1,674,088	$2,134,906
Amount Waived by the Previous Adviser	$907,678	$1,688,994	—
Amount Reimbursed by the Previous Adviser	—	—	$1,787,724

Small Cap Index Fund
Advisory Fee Paid to the Previous Adviser	$1,163,978	$1,162,242	$1,544,845
Amount Waived by the Previous Adviser	$43,874	—	—
Amount Reimbursed by the Previous Adviser	—	—	—

Large Cap Enhanced Core Fund
Advisory Fee Paid to the Previous Adviser	$1,787,603	$2,181,829	$2,717,957
Amount Waived by the Previous Adviser	$151,553	$431,216	—
Amount Reimbursed by the Previous Adviser	—	—	$366,741

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager(s) of the Adviser

Portfolio Manager	Fund
Cheryl D’Hollander	Large Cap Index Fund Small Cap Index Fund Mid Cap Index Fund

Alfred F. Alley III	Large Cap Index Fund Small Cap Index Fund Mid Cap Index Fund

Brian M. Condon	Large Cap Enhanced Core Fund

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Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Adviser prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager/Fund(s)	Primary Benchmark(s)	Peer Group(s)
Cheryl D’Hollander (Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund)	S&P 500® Index S&P MidCap 400® Index S&P Small Cap 600® Index	Lipper S&P 500 Index Objective Funds Classification Lipper Mid-Cap Core Funds Classification Lipper Small-Cap Core Funds Classification
Alfred F. Alley III (Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund)	S&P 500® Index S&P MidCap 400® Index S&P Small Cap 600® Index	Lipper S&P 500 Index Objective Funds Classification Lipper Mid-Cap Core Funds Classification Lipper Small-Cap Core Funds Classification
Brian M. Condon (Large Cap Enhanced Core Fund)	S&P 500® Index	Lipper Large-Cap Core Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

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Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Adviser managed, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian M. Condon	2	$324 million	8	$837 million	38	$2.569 billion
Cheryl D’Hollander (a)	3	$3.382 billion	1	$114 million	12	$3.628 billion
Cheryl D’Hollander (b)	3	$4.104 billion	1	$114 million	12	$3.628 billion
Cheryl D’Hollander (c)	3	$4.656 billion	1	$114 million	12	$3.628 billion
Alfred F. Alley III (a)	3	$3.382 billion	4	$224.9 million	19	$3.723 billion
Alfred F. Alley III (b)	3	$4.104 billion	4	$224.9 million	19	$3.723 billion
Alfred F. Alley III (c)	3	$4.656 billion	4	$224.9 million	19	$3.723 billion

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Large Cap Index Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Index Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Small Cap Index Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio manager(s) is based on performance, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian M. Condon	—	—	—	—	1	$23 million
Cheryl D’Hollander (a)	—	—	—	—	—	—
Cheryl D’Hollander (b)	—	—	—	—	—	—
Cheryl D’Hollander (c)	—	—	—	—	—	—
Alfred F. Alley III (a)	—	—	—	—	—	—
Alfred F. Alley III (b)	—	—	—	—	—	—
Alfred F. Alley III (c)	—	—	—	—	—	—

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Large Cap Index Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mid Cap Index Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Small Cap Index Fund.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Adviser’s portfolio manager(s), as of February 28, 2010.

Portfolio Manager Ownership of the Funds as of February 28, 2010

Brian M. Condon	Large Cap Enhanced Core Fund	None
Cheryl D’Hollander	Large Cap Index Fund	None
Cheryl D’Hollander	Mid Cap Index Fund	None
Cheryl D’Hollander	Small Cap Index Fund	None
Alfred F. Alley III	Large Cap Index Fund	$1–$10,000(a)
Alfred F. Alley III	Mid Cap Index Fund	$10,001–$50,000(a)
Alfred F. Alley III	Small Cap Index Fund	$1–$10,000(a)

(a) Excludes any notional investments

The Adviser’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies. A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/ dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that

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provide that any transactions between a Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by such Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with such Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The following chart shows the administration fees paid to the Previous Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Index Fund
Administration Fee Paid to the Previous Administrator	$2,231,508	$2,238,144	$2,721,298
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

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Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Mid Cap Index Fund
Administration Fee Paid to the Previous Administrator	$1,474,963	$1,534,088	$1,983,318
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Small Cap Index Fund
Administration Fee Paid to the Previous Administrator	$1,163,978	$1,162,133	$1,544,239
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Large Cap Enhanced Core Fund
Administration Fee Paid to the Previous Administrator	$760,800	$970,695	$1,247,255
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services provided by the Previous Adviser under the Services Agreement are provided by the Administrator under the Administrative Services Agreement.

Pricing and Bookkeeping Fees Paid

The Previous Adviser and State Street received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years.

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Pricing and Bookkeeping Fees Paid by the Funds
Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Index Fund
Amount Paid to the Previous Adviser	—	—	—
Amount Paid to State Street	—	—	—

Mid Cap Index Fund
Amount Paid to the Previous Adviser	$145,331	—	$11,588
Amount Paid to State Street	—	$145,159	$145,051

Small Cap Index Fund
Amount Paid to the Previous Adviser	—	—	—
Amount Paid to State Street	—	—	—

Large Cap Enhanced Core Fund
Amount Paid to the Previous Adviser	$117,947	—	$11,588
Amount Paid to State Street	—	$129,888	$142,326

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

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Underwriting Commissions

The following table shows all commissions and other compensation received by the Previous Distributor, as well as amounts the Previous Distributor retained, during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Previous Distributor

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Index Fund
Amount Paid
Class A Shares	—	—	—
Amount Retained
Class A Shares	$15	$446	—
Class B Shares	$4,216	$14,227	—

Mid Cap Index Fund
Amount Paid
Class A Shares	—	—	—
Amount Retained
Class A Shares	—	—	—

Small Cap Index Fund
Amount Paid
Class A Shares	—	—	—
Amount Retained
Class A Shares	—	—	—

Large Cap Enhanced Core Fund
Amount Paid
Class A Shares	—	—	—
Amount Retained
Class A Shares	—	—	—
Class R Shares	—	—	—

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to a Fund is based, in some manner, on the size of a Fund’s assets under management. As the size of a Fund’s assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the

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SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect a Fund may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Fund. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by a Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other

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Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts

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advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for the Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and the Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, the Fund may be restricted in its investment

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activities because of relationships an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if the Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. See also About the Fund’s Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent of the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective January 1, 2010, the Funds paid the Previous Transfer Agent and, effective May 1, 2010, pay the Transfer Agent, an annual transfer agency fee of $22.36 per

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account, payable monthly. In addition, the Funds may reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds, subject to a cap up to $22.36 per account for financial intermediaries that seek payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by the account for financial intermediaries that seek payment by the Transfer Agent based on a percentage of net assets. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period January 1, 2008 through December 31, 2009, the Funds paid the Previous Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Funds paid the Previous Transfer Agent for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through December 31, 2007, the Funds paid the Previous Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Previous Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Previous Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Previous Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended February 28, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended February 28, 2011.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Funds dated February 28, 2010 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for Class A shares, Class B shares and Class R shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which

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Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares. See the prospectuses for Class B shares of the Funds for details.

The Trust has adopted shareholder servicing plans (Servicing Plans) and Distribution Plans for the Class B and Class C shares and a combined distribution and shareholder servicing plan for Class A shares. The Trust has also adopted a Distribution Plan for Class R shares. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Ameriprise Financial and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B Shareholder Servicing Plans	0.25%	0.25%
Class B Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Payments under the Class A Distribution and Servicing Plan, the Class B Distribution Plan and the Class R Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

During the most recently completed fiscal year, the Previous Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

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Distribution and Service Fees Paid by the Funds for the Fiscal Period Ended February 28, 2010

Fund	Class A Shares	Class B Shares	Class R Shares	Class Z Shares
Large Cap Index Fund
Distribution Fee	—	$28,498	—	—
Service Fee	$450,571	$9,500	—	—

Mid Cap Index Fund
Distribution Fee	—	—	—	—
Service Fee	$297,022	—	—	—

Small Cap Index Fund
Distribution Fee	—	—	—	—
Service Fee	$166,219	—	—	—

Large Cap Enhanced Core Fund
Distribution Fee	—	—	$365	—
Service Fee	$29,925	—	—	—

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Large Cap Index Fund*	0.14% of average daily net assets
Mid Cap Index Fund	0.20% of average daily net assets
Small Cap Index Fund*	0.20% of average daily net assets
Large Cap Enhanced Core Fund*	0.70% of average daily net assets

*	The Adviser is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed limitations in effect at the time of recovery.

These arrangements may be modified or terminated by the Adviser at any time.

Codes of Ethics

The Funds, the Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, the

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subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

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The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Adviser or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the sub-advisors and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser, the sub-advisors and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, sub-advisors, the independent registered public accounting firm for the Funds, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically

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with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees. The Audit Committee met on five occasions during the last fiscal year.

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The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for each Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees. The Investment Committee met on seven occasions during the last fiscal year.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, sub-advisors, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

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Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

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The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	52	Trustee – BofA Funds Series Trust

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	52	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust; former Director of Spectrum Brands, Inc. (consumer products)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California Bank, N.A., from January 2008 through current	52	Trustee – BofA Funds Series Trust

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	52	Director – Conseco, Inc. (insurance); Trustee – BofA Funds Series Trust

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	52	Trustee – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee – BofA Funds Series Trust

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	52	Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust

Interested Trustee Biographical Information
Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through 2006	52	Director – Renaissance Reinsurance Ltd.; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup; Trustee – BofA Funds Series Trust

*	Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010

Name of Trustee	Aggregate Compensation from Large Cap Enhanced Core Fund for the Fiscal Year ended February 28, 2010(a)	Aggregate Compensation from Large Cap Index Fund for the Fiscal Year ended February 28, 2010(a)
Edward J. Boudreau, Jr.(b)	$4,608	$4,608
William P. Carmichael(c)	$5,546	$5,546
Minor M. Shaw(d)	$4,452	$4,452
R. Glenn Hilliard(e)	$4,530	$4,530
William A. Hawkins(f)	$4,608	$4,608
John J. Nagorniak(g)	$3,908	$3,908
Interested Trustee Compensation
Anthony M. Santomero(h)	$4,139	$4,139

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Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010 and the Calendar Year Ended December 31, 2009

Name of Trustee	Aggregate Compensation from Mid Cap Index Fund for the Fiscal Year ended February 28, 2010(a)	Aggregate Compensation from Small Cap Index Fund for the Fiscal Year ended February 28, 2010(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009 (a)
Edward J. Boudreau, Jr.(b)	$4,608	$4,608	$295,000
William P. Carmichael(c)	$5,546	$5,546	$357,500
Minor M. Shaw(d)	$4,452	$4,452	$287,500
R. Glenn Hilliard(e)	$4,530	$4,530	$290,000
William A. Hawkins(f)	$4,608	$4,608	$297,500
John J. Nagorniak(g)	$3,908	$3,908	$250,000
Interested Trustee Compensation
Anthony M. Santomero(h)	$4,139	$4,139	$265,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)

During the fiscal year ended February 28, 2010, Mr. Boudreau deferred $1,571 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.

(c)

During the fiscal year ended February 28, 2010, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.

(d)

During the fiscal year ended February 28, 2010, Ms. Shaw deferred $2,226 of her compensation from each Fund. During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.

(e)

During the fiscal year ended February 28, 2010, Mr. Hilliard deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.

(f)

During the fiscal year ended February 28, 2010, Mr. Hawkins deferred $83 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.

(g)

During the fiscal year ended February 28, 2010, Mr. Nagorniak deferred $1,173 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.

(h)

During the fiscal year ended February 28, 2010, Dr. Santomero deferred $1,931 of his compensation from each Fund. During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

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Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family Overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E
William P. Carmichael	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E
Minor M. Shaw	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E
R. Glenn Hilliard	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E
William A. Hawkins	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	A

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Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
John J. Nagorniak	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E
Anthony M. Santomero	Large Cap Index Fund – A Mid Cap Index Fund – A Small Cap Index Fund – A Large Cap Enhanced Core Fund – A	E

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President – Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President – Operations and Compliance, the Adviser, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, 2001-2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the

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placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Funds’ interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated

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broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Index Fund	$79,256	$57,287	$36,653
Mid Cap Index Fund	$126,059	$131,394	$146,945
Small Cap Index Fund	$123,678	$188,373	$172,836
Large Cap Enhanced Core Fund	$252,593	$1,214,329	$903,415

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

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During the fiscal year ended February 28, 2010, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of February 28, 2010, the Funds owned securities of their “regular broker or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2010

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Index Fund	Goldman Sachs & Co.	$21,179,640
	Morgan Stanley & Co., Inc.	$10,092,695
	JPMorgan Chase & Co.	$43,572,205
	State Street Corp.	$5,854,872
	Citigroup, Inc.	$17,466,643
	Bank of New York Mellon Corp.	$9,049,225
Mid Cap Index Fund	Jefferies Group, Inc.	$6,256,224
Small Cap Index Fund	None	N/A
Large Cap Enhanced Core Fund	Goldman Sachs & Co.	$5,206,455
	JPMorgan Chase & Co.	$7,470,660
	Morgan Stanley & Co., Inc.	$284,618
	Citigroup, Inc.	$4,344,860

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

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In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

• Acclaim Benefits, Inc.	• Massachusetts Mutual Life Insurance Company
• A.G. Edwards	• Matrix Settlement & Clearance Services
• Alerus Retirement Solutions	• Mercer HR Services, LLC
• Ameriprise Financial Services, Inc.*	• Merrill Lynch Life Insurance Company
• Bank of America, N.A.	• Merrill Lynch, Pierce, Fenner & Smith Incorporated
• Benefit Plan Administrators	• Mid Atlantic Capital Corporation
• Bisys Retirement Services	• Morgan Keegan & Co., Inc.
• Charles Schwab & Co.	• Morgan Stanley & Co., Incorporated
• Charles Schwab Trust Co.	• MSCS Financial Services, LLC
• Citigroup Global Markets Inc.	• National Investor Services Corp.
• CitiStreet LLC	• Newport Retirement Services, Inc.
• City National Bank	• New York State Deferred Compensation Plan
• Compensation & Capital Administrative Services, Inc.	• NYLife Distributors LLC
• CPI Qualified Plan Consultants	• PNC Advisors
• Daily Access Concepts, Inc.	• Princeton Retirement Group
• Digital Retirement Solutions	• Principal Life Insurance Company
• Dreyfus	• Prudential Insurance Company of America
• Edward D. Jones & Co., L.P.	• Prudential Retirement Insurance & Annuity Co.
• E*Trade Group, Inc.	• Reliance Trust Company
• ExpertPlan	• Robert W. Baird & Co., Inc.
• Fidelity Investments Institutional Operations Co.	• Royal Alliance Associates, Inc.
• First Clearing LLC	• Standard Retirement Services, Inc.
• Genworth Financial	• TD Ameritrade Clearing Inc.
• GPC Securities, Inc.	• TD Ameritrade Trust Company
• Guardian Life Insurance Company	• Teachers Insurance and Annuity Association of America
• GWFS Equities, Inc.	• The 401k Company
• Hartford Life Insurance Company	• T. Rowe Price Group, Inc.
• Hewitt Associates LLC	• The Vanguard Group, Inc.
• ICMA Retirement Corporation	• Unified Trust Company, N.A.
• ING Life Insurance and Annuity Company	• UPromise Investments, Inc.
• ING Institutional Plan Services, LLP	• VALIC Retirement Services
• John Hancock Life Insurance Company (USA)	• Wachovia Bank, N.A.
• John Hancock Life Insurance Company of New York	• Wachovia Securities, LLC
• JP Morgan Retirement Plan Services LLC	• Wells Fargo Bank, N.A.
• Lincoln Financial Group	• Wells Fargo Funds Management, LLC
• LPL Financial Corporation	• Wilmington Trust Corporation
• Marshall & Illsley Trust Company	• Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

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The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and

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between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and the Adviser may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

• AIG Advisor Group	• Linsco/Private Ledger Corp.
• Ameriprise Financial Services, Inc.*	• Mellon Financial Markets, LLC
• AXA Advisors, LLC	• Merrill Lynch Life Insurance Company
• Banc of America Investment Services, Inc.	• Merrill Lynch, Pierce, Fenner & Smith Incorporated
• Banc of America Securities LLC	• Morgan Stanley & Co. Incorporated
• Bank of America, N.A.	• MSCS Financial Services, LLC
• Bank of New York	• National Financial Services LLC
• Citibank, N.A.	• Pershing LLC
• Citigroup Global Markets Inc.	• Prudential Investment Management Services, LLC
• Commonwealth Financial Network	• Raymond James & Associates, Inc.
• Custodial Trust Company	• Raymond James Financial Services, Inc.
• Fidelity Brokerage Services, Inc.	• SEI Investments Inc.
• Genworth Financial, Inc.	• State Street Global Markets, LLC
• Goldman, Sachs & Co.	• Transamerica Corporation
• GunAllen Financial, Inc.	• UBS Financial Services Inc.
• Harris Corporation	• US Bank National Association
• ING Life Insurance and Annuity Co.	• Wachovia Securities LLC
• J.J.B. Hilliard, W.L. Lyons, Inc.	• Webster Investment Services, Inc.
• J.P. Morgan Clearing Corp.	• Wells Fargo Corporate Trust Services
• Liberty Life Insurance Co.	• Wells Fargo Funds Management LLC
• Lincoln Financial Advisors Corp.	• Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

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Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds
Fund	Class A Shares	Class B Shares*	Class R Shares	Class Y Shares	Class Z Shares
Large Cap Index Fund	✓	✓			✓
Mid Cap Index Fund	✓				✓
Small Cap Index Fund	✓				✓
Large Cap Enhanced Core Fund	✓		✓	✓	✓

*	Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Ameriprise Financial (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Adviser.

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•	Directors, officers and employees of the Adviser, the Distributor, and their respective successors, any investment subadviser and companies affiliated with the Adviser.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Ameriprise Financial trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

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Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

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(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

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Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds),

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can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At a Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in

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October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for that year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus the Funds’ use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

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If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

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Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

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amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

Any investment by a Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to

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the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new

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purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain, with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

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The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower

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rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and, for taxable years beginning before January 1, 2010 if pending legislation (discussed below) is enacted), distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized by the foreign shareholder and requiring the Fund to withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. Pending legislation proposes to extend such application for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

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In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in October 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTNTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	154,837.7440	14.14%

Columbia Large Cap Enhanced Core Fund Class A	MG TRUST CUST FBO SWERDLIN & COMPANY 401K PROFIT SHARING PLAN & TRUST 700 17TH ST STE 150 DENVER CO 80202-3502	73,328.2910	6.70%

Columbia Large Cap Enhanced Core Fund Class A	NFS LLC FEO CHUN YAU KWOK 212 S SALUDA AVE COLUMBIA SC 29205-3325	59,999.5990	5.48%

Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	3,831.4370	41.25%

Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK 7 EASTON OVAL COLUMBIA OH 43219-6010	3,112.0770	33.50%

Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERNIG 700 17TH ST STE 300 DENVER CO 80202-3531	2,172,1950	23.39%

Columbia Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	35,022,088.7480	89.19%

Columbia Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTNTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	1,970,263.9930	5.02%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,819,386.5940	13.42%

Columbia Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIF 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,363,278.4770	10.06%

Columbia Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	711,451.9340	5.25%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	28,166,626.3840	25.30%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	20,320,196.6040	18.25%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	14,965,476.7840	13.44%

Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TRANSFERRED SAVINGS CUST FBO BANK OF AMERICA N.A PO BOX 1939 HOUSTON TX 77251-1939	6,066,085.2850	5.45%

Columbia Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	3,388,018.4760	17.12%

Columbia Mid Cap Index Fund Class A	PIMS/PURDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 001 MAGELLAN HEALTH SERVICES INC 6950 COLUMBIA GATEWAY DR COLUMBIA MD 21046-2706	1,399,944.3140	7.07%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Index Fund Class A	JPMORGAN CHASE TRUSTEE CUST FBO ERICSSON CAPITAL ACCUMULATION AND SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	1,131,695.6270	5.72%

Columbia Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	1,102,964.1150	5.57%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	70,880,559.2270	36.84%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	42,376,106.5630	22.02%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	26,005,493.4380	13.52%

Columbia Small Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	706,852.7520	9.08%

Columbia Small Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	549,213.7060	7.05%

Columbia Small Cap Index Fund Class A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	511,768.9660	6.57%

Columbia Small Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	502,737.9750	6.46%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	31,704,027.2310	34.32%

Columbia Small Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	18,774,591.8400	20.32%

Columbia Small Cap Index Fund Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	9,347,356.4770	10.12%

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Mid Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	70,880,559.2270	33.40%
Columbia Small Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	31704,027.2310	34.32%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

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LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940 (the “1940 Act”). The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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APPENDIX A – DESCRIPTION OF SECURITY RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC –debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-3

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

A-4

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]

On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

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Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the

[2]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

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6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

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These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations
Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board; or

(vi) CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

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•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

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•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

B-13

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

B-14

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

B-15

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

B-16

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

B-17

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B-18

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-19

Document Name:

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

B-20

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2010

Domestic Equity Fund

Fund	Class Y Shares
Columbia Large Cap Value Fund	CLCYX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 1, 2010. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated February 28, 2010, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/56105-0710

1

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

2

Glossary

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.,

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

3

Glossary

Investment Management Services Agreement	The investment management services between the Trust, on behalf of the Fund, and the Adviser

IRS	United States Internal Revenue Service

Large Cap Value Fund	Columbia Large Cap Value Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of McGraw-Hill Companies (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Value Fund to Columbia Large Cap Value Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of February 28. Prior to August 2006, the Fund had a fiscal year end of March 31.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

7

activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

8

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or subadviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective. See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Large Cap Value Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓

9

Permissible Fund Investments

Investment Type	Large Cap Value Fund
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of

10

an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the

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London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in

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investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities

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will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the

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investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal

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that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher

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rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial

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margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures

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contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

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Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

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There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

The successful use of the Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

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Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the

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underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

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Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement

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counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other

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underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of

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loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI Index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and

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rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

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Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and

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income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments

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made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan

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is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles

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its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities,

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common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed

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time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

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SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities,

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corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

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The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it

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has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

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Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

•	For Columbia Funds that are money market funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

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The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient

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solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JPMorgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Fund. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Fund’s investment adviser.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish the Fund with investment research and advice. For these services, the Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of the Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, the Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Management Services Agreement may be terminated with respect to the Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Fund’s Investment Advisory Agreement.

Advisory Fee Rates and Fees Paid

The Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	$500 million to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $3 billion	$3 billion to $6 billion	Over $6 billion
Large Cap Value Fund	0.60%	0.55%	0.43%	0.43%	0.43%	0.41%

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The Previous Adviser received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Previous Adviser and the advisory fees waived/reimbursed by the Previous Adviser, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Value Fund
Advisory Fee Paid to the Previous Adviser	$11,014,155	$13,798,451	$19,857,743
Amount Waived by the Previous Adviser	$66,850	—	$216,667
Amount Reimbursed by the Previous Adviser	—	—	—

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Fund are:

Portfolio Manager(s) of the Adviser

Portfolio Manager	Fund
Lori J. Ensinger	Large Cap Value Fund
David I. Hoffman	Large Cap Value Fund
Noah J. Petrucci	Large Cap Value Fund
Diane L. Sobin	Large Cap Value Fund

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Adviser prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Lori J. Ensinger	Russell 1000 Value Index	Large-Cap Value
David I. Hoffman	Russell 1000 Value Index	Large-Cap Value
Noah J. Petrucci	Russell 1000 Value Index	Large-Cap Value
Diane L. Sobin	Russell 1000 Value Index	Large-Cap Value

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The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Adviser managed, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	11	$4.83 billion	2	$375 million	4,637	$2.5 billion
David I. Hoffman	11	$4.83 billion	2	$375 million	4,643	$2.5 billion
Noah J. Petrucci	11	$4.83 billion	2	$375 million	4,643	$2.5 billion
Diane L. Sobin	11	$4.83 billion	2	$375 million	4,648	$2.5 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio manager(s) is based on performance, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	—	—	—	—	—	—
David I. Hoffman	—	—	—	—	—	—
Noah J. Petrucci	—	—	—	—	—	—
Diane L. Sobin	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Adviser’s portfolio manager(s), as of February 28, 2010.

Portfolio Manager Ownership of the Funds as of February 28, 2010

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Lori J. Ensinger	Large Cap Value Fund	$100,001 - $500,000(a)
David I. Hoffman	Large Cap Value Fund	$100,001 - $500,000(b)
Noah J. Petrucci	Large Cap Value Fund	$50,001 - $100,000(a)
$1 - $10,000(b)
Diane L. Sobin	Large Cap Value Fund	$100,001 - $500,000(a)
$10,001 - $50,000(b)

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

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The Adviser’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, the Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Fund have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Fund.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies. A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Fund have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.

The Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and

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other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of the Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers — The Administrator in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Previous Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Value Fund
Administration Fee Paid to the Previous Administrator	$3,641,178	$4,741,946	$7,040,233
Amount Waived/Reimbursed by the Previous Administrator	—	$200,002	$200,001

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Fund. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Fund. Effective May 1, 2010, the State Street Agreements were amended to, among other things,

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assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed the Previous Adviser for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services provided by the Previous Adviser under the Services Agreement are provided by the Administrator under the Administrative Services Agreement.

Pricing and Bookkeeping Fees Paid

The Previous Adviser and State Street received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Value Fund	$141,357	$141,105	$152,768
Amount Paid to the Previous Adviser	$141,357	—	$11,588
Amount Paid to State Street	—	$141,105	$141,180

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be

53

compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Previous Distributor, as well as amounts the Previous Distributor retained, for the past three fiscal years.

Underwriting Commissions Paid by the Fund and Retained by the Previous Distributor

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Value Fund
Amount Paid
Class Y shares	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Ameriprise Financial and its affiliates,

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including, for example, the investment advisory/management services provided for clients and customers other than the Fund. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Fund. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment

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Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Ameriprise Financial and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

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Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Fund, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Fund, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of such Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause such Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Fund’s Investments — Certain Investment Activity Limits.

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Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. The Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per Class Y share account, payable monthly. Effective January 1, 2010, the Fund will reimburse the Transfer Agent an annual transfer agency fee of $22.36 per Class Y share account, payable monthly. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

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The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2011.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2010 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Large Cap Value Fund	1.00% of average daily net assets

Codes of Ethics

The Fund, the Adviser, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

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Proxy Voting Policies and Procedures

The Fund has delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s and the subadviser’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Adviser or the investment

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subadviser(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Adviser or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Fund. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Fund or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Fund has retained the Adviser as the Fund’s investment adviser and administrator. The Adviser provides the Fund with investment advisory services, and is responsible for day-to-day management and administration of the Fund and management of the risks that arise from the Fund’s investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the Adviser, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, the independent registered public accounting firm for the Fund, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board and the Audit Committee also meet periodically with the Fund’s Chief Compliance Officer, to receive reports regarding the compliance of the Fund and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Fund’s Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment

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policies and risks in connection with its review of the Fund’s performance, and meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members

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of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees. The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees. The Investment Committee met on seven occasions during the last fiscal year.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other

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investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

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The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	52	Trustee — BofA Funds Series Trust

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	52	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel); Trustee — BofA Funds Series Trust; former Director of Spectrum Brands, Inc. (consumer products)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	52	Trustee — BofA Funds Series Trust

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	52	Director — Conseco, Inc. (insurance); Trustee — BofA Funds Series Trust

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the past Five Years
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	52	Trustee — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan; Trustee — BofA Funds Series Trust

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	52	Board Member — Piedmont Natural Gas; Trustee — BofA Funds Series Trust

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor — McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through 2006	52	Director — Renaissance Reinsurance Ltd.; Trustee — Penn Mutual Life Insurance Company; Director — Citigroup; Trustee — BofA Funds Series Trust

*	Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

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Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010

Name of Trustee	Aggregate Compensation for Large Cap Value Fund for the Fiscal Year ended February 28, 2010(a)
Edward J. Boudreau, Jr.(b)	$4,608
William P. Carmichael(c)	$5,546
Minor M. Shaw(d)	$4,452
R. Glenn Hilliard(e)	$4,530
William A. Hawkins(f)	$4,608
John J. Nagorniak(g)	$3,908

Interested Trustee Compensation

Anthony M. Santomero(h)	$4,139

Independent and Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009(a)
Edward J. Boudreau, Jr.(b)	$295,000
William P. Carmichael(c)	$357,500
Minor M. Shaw(d)	$287,500
R. Glenn Hilliard(e)	$290,000
William A. Hawkins(f)	$297,500
John J. Nagorniak(g)	$250,000

Interested Trustee Compensation

Anthony M. Santomero(h)	$265,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	During the fiscal year ended February 28, 2010, Mr. Boudreau deferred $1,571 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.
(c)	During the fiscal year ended February 28, 2010, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.

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(d)	During the fiscal year ended February 28, 2010, Ms. Shaw deferred $2,226 of her compensation from each Fund. During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.
(e)	During the fiscal year ended February 28, 2010, Mr. Hilliard deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.
(f)	During the fiscal year ended February 28, 2010, Mr. Hawkins deferred $83 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.
(g)	During the fiscal year ended February 28, 2010, Mr. Nagorniak deferred $1,173 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.
(h)	During the fiscal year ended February 28, 2010, Dr. Santomero deferred $1,931 of his compensation from each Fund. During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent and Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustees
Edward J. Boudreau, Jr.	Large Cap Value Fund — A	E

William P. Carmichael	Large Cap Value Fund — A	E

Minor M. Shaw	Large Cap Value Fund — A	E

R. Glenn Hilliard	Large Cap Value Fund — A	E

William A. Hawkins	Large Cap Value Fund — A	A

John J. Nagorniak	Large Cap Value Fund — A	E

Interested Trustee Ownership

Anthony M. Santomero	Large Cap Value Fund — A	E

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President — Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President — Operations and Compliance, the Adviser, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, 2001-2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of

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the Adviser other than the Fund. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Fund. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that the Fund executes any securities trades with an affiliate of Ameriprise Financial, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that:

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(i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Value Fund	$3,143,773	$3,621,587	$3,846,915

The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

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Directed Brokerage

The Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser.

During the fiscal year ended February 28, 2010, the Fund directed brokerage transactions as follows:

Fund	Amount of Transactions	Amount of Commissions
Large Cap Value Fund	$2,852,218,744	$356,068

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Fund.

As of February 28, 2010, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2010

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Value Fund	Goldman Sachs & Co.	$71,514,490
	Morgan Stanley & Co., Inc.	$37,947,188
	JPMorgan Chase & Co.	$88,368,255
	Citigroup, Inc	$24,164,391

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

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In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Ameriprise Financial affiliates had not agreed to make shareholder servicing payments with respect to the Columbia Funds to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Ameriprise Financial affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Ameriprise Financial affiliates may pay compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses of the Fund in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia

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Funds attributable to the financial intermediary. The Distributor and the Adviser may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

As of the date of this SAI, the Distributor and other Ameriprise Financial affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Ameriprise Financial affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Class Y Shares	Class Z Shares
Large Cap Value Fund	✓	✓	✓	✓	✓	✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

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Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Ameriprise Financial (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Adviser.

•	Directors, officers and employees of the Adviser, the Distributor, and their respective successors, any investment subadviser and companies affiliated with the Adviser.

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•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Ameriprise Financial trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount

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of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of

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record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

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If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash.

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Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in

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the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

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If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the

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holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

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Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and, for taxable years beginning before January 1, 2010 if pending legislation (discussed below) is entacted), distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized by the foreign shareholder and requiring the Fund to withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. Pending legislation proposes to extend such application for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must

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comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in October 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	364,197.0570	5.14%

Columbia Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 322-6484	340,442.4680	9.38%

Columbia Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(e) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	19,007.5580	84.96%

Columbia Large Cap Value Fund Class R	RELIANCE TRUST CO FBO HORIZON CORP PO BOX 48529 ATLANTA GA 30362-1529	2,833.3050	12.66%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	45,017,786.8890	36.61%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	18,211,682.6690	14.81%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA TTEE 401K FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	13,494,146.7920	10.97%

Columbia Large Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	1,109,406.6510	99.89%

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As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Value Fund	N/A	N/A	N/A

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LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940 (the “1940 Act”). The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-3

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-4

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

1	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

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Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the

2	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.

Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified

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by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

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•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

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•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

B-14

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

B-15

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

B-16

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

B-17

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B-18

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-19

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

B-20

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2010

Index Fund

Fund	Class Y Shares
Columbia Large Cap Enhanced Core Fund	CECYX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 1, 2010. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated February 28, 2010, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/56104-0710

1

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

2

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Fund

3

Glossary

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Fund, and the Adviser

IRS	United States Internal Revenue Service

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s a division of McGraw-Hill Companies (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Large Cap Enhanced Core Fund to Columbia Large Cap Enhanced Core Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of February 28. Prior to August 2006, the Fund had a fiscal year end of March 31.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

7

activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Adviser may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

8

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or subadviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective. See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Large Cap Enhanced Core Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓
Low and Below Investment Grade Securities	✓

9

Permissible Fund Investments

Investment Type	Large Cap Enhanced Core Fund
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of

10

an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London

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Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in

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investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities

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will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the

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investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal

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that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher

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rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract

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(delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a

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liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds

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included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may

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not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who

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exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

The successful use of the Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options

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must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline,

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potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The

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Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their

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underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI Index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

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Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

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Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

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The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by

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mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter

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of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate

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enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate

38

obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

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Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund

40

will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

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In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that

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Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

•	For Columbia Funds that are money market funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other

43

communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JPMorgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time
Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Fund. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Fund’s investment adviser.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish the Fund with investment research and advice. For these services, the Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of the Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, the Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Management Services Agreement may be terminated with respect to the Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Fund’s Investment Advisory Agreement.

Advisory Fee Rates and Fees Paid

The Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	$500 million to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $3 billion	$3 billion to $6 billion	Over $6 billion
Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%

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The Previous Adviser received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Previous Adviser and the advisory fees waived/reimbursed by the Previous Adviser, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Enhanced Core Fund
Advisory Fee Paid to the Previous Adviser	$1,787,603	$2,181,829	$2,717,957
Amount Waived by the Previous Adviser	$151,553	$431,216	—
Amount Reimbursed by the Previous Adviser	—	—	$366,741

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Fund are:

Portfolio Manager(s) of the Adviser

Portfolio Manager	Fund
Brian M. Condon	Large Cap Enhanced Core Fund

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Adviser prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Brian M. Condon	S&P 500® Index	Lipper Large-Cap Core Funds Classification

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The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Adviser managed, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Brian M. Condon	2	$324 million	8	$837 million	38	$2.569 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Adviser’s portfolio manager(s) is based on performance, as of February 28, 2010.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Brian M. Condon	—	—	—	—	1	$23 million

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Adviser’s portfolio manager(s), as of February 28, 2010.

Portfolio Manager Ownership of the Funds as of February 28, 2010

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned

Brian M. Condon	Large Cap Enhanced Core Fund	None

The Adviser’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, the Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Fund have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

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The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Fund.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies. A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Fund have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.

The Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

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The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of the Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers — The Administrator in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Previous Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Enhanced Core Fund
Administration Fee Paid to the Previous Administrator	$760,800	$970,695	$1,247,255
Amount Waived/Reimbursed by the Previous Administrator	—	—	—

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Fund. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Fund. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

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Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed the Previous Adviser for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services provided by the Previous Adviser under the Services Agreement are provided by the Administrator under the Administrative Services Agreement.

Pricing and Bookkeeping Fees Paid

The Previous Adviser and State Street received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Previous Adviser for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Enhanced Core Fund
Amount Paid to the Previous Adviser	$117,947	—	$11,588
Amount Paid to State Street	—	$129,888	$142,326

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

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Underwriting Commissions

The following table shows all commissions and other compensation received by the Previous Distributor, as well as amounts the Previous Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Previous Distributor

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Enhanced Core Fund
Amount Paid
Class Y shares	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Fund. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Fund. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/

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management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio
Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its

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affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Ameriprise Financial and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the

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Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Fund, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Fund, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of such Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause such Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information

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barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. The Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per Class Y share account, payable monthly. Effective January 1, 2010, the Fund will reimburse the Transfer Agent an annual transfer agency fee of $22.36 per Class Y share account, payable monthly. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2011.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2010 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Large Cap Enhanced Core Fund*	0.70% of average daily net assets

*	The Adviser is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed limitations in effect at the time of recovery.

Codes of Ethics

The Fund, the Adviser, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Fund has delegated to the Adviser or, as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the

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Board reviewed and approved the policies and procedures adopted by the Adviser and subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s and the subadviser’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Adviser or the investment subadviser(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

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The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Adviser, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Adviser or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Fund. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the Columbia Funds (the Interested Trustee) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Fund or other funds or accounts advised/managed by the Adviser. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board Meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Fund has retained the Adviser as the Fund’s investment adviser and administrator. The Adviser provides the Fund with investment advisory services, and is responsible for day-to-day management and administration of the Fund and management of the risks that arise from the Fund’s investments and operations. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust, including with respect to risk management functions. The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the Adviser, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, the independent registered public accounting firm for the Fund, and internal auditors for the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board and the Audit Committee also meet periodically with the Fund’s Chief Compliance Officer, to receive reports regarding the compliance of the Fund and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Fund’s Chief Compliance Officer, as required under applicable regulations. The Board, with the assistance of the Investment Committee, reviews investment

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policies and risks in connection with its review of the Fund’s performance, and meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees. The Audit Committee met on five occasions during the last fiscal year.

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The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all Independent Trustees. The Investment Committee met on seven occasions during the last fiscal year.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

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Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

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Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	52	Trustee — BofA Funds Series Trust

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	52	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel); Trustee — BofA Funds Series Trust; former Director of Spectrum Brands, Inc. (consumer products)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	52	Trustee — BofA Funds Series Trust

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	52	Director — Conseco, Inc. (insurance); Trustee — BofA Funds Series Trust

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	52	Trustee — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan; Trustee — BofA Funds Series Trust

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	52	Board Member — Piedmont Natural Gas; Trustee — BofA Funds Series Trust

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor — McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through 2006	52	Director — Renaissance Reinsurance Ltd.; Trustee — Penn Mutual Life Insurance Company; Director — Citigroup; Trustee — BofA Funds Series Trust

*	Dr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended February 28, 2010

Name of Trustee	Aggregate Compensation for Large Cap Enhanced Core Fund for the Fiscal Year ended February 28, 2010(a)
Edward J. Boudreau, Jr.(b)	$4,608
William P. Carmichael(c)	$5,546
Minor M. Shaw(d)	$4,452
R. Glenn Hilliard(e)	$4,530
William A. Hawkins(f)	$4,608
John J. Nagorniak(g)	$3,908

Interested Trustee Compensation

Anthony M. Santomero(h)	$4,139

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Independent and Interested Trustee Compensation for the Calendar Year Ended December 31, 2009
Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009(a)
Edward J. Boudreau, Jr.(b)	$295,000
William P. Carmichael(c)	$357,500
Minor M. Shaw(d)	$287,500
R. Glenn Hilliard(e)	$290,000
William A. Hawkins(f)	$297,500
John J. Nagorniak(g)	$250,000

Interested Trustee Compensation

Anthony M. Santomero(h)	$265,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	During the fiscal year ended February 28, 2010, Mr. Boudreau deferred $1,571 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.
(c)	During the fiscal year ended February 28, 2010, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.
(d)	During the fiscal year ended February 28, 2010, Ms. Shaw deferred $2,226 of her compensation from each Fund. During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.
(e)	During the fiscal year ended February 28, 2010, Mr. Hilliard deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.
(f)	During the fiscal year ended February 28, 2010, Mr. Hawkins deferred $83 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.
(g)	During the fiscal year ended February 28, 2010, Mr. Nagorniak deferred $1,173 of his compensation from each Fund. During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.
(h)	During the fiscal year ended February 28, 2010, Dr. Santomero deferred $1,931 of his compensation from each Fund. During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for

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service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent and Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustees
Edward J. Boudreau, Jr.	Large Cap Enhanced Core Fund — A	E

William P. Carmichael	Large Cap Enhanced Core Fund — A	E

Minor M. Shaw	Large Cap Enhanced Core Fund — A	E

R. Glenn Hilliard	Large Cap Enhanced Core Fund — A	E

William A. Hawkins	Large Cap Enhanced Core Fund — A	A

John J. Nagorniak	Large Cap Enhanced Core Fund — A	E

Interested Trustee Ownership

Anthony M. Santomero	Large Cap Enhanced Core Fund — A	E

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer)	2009	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Adviser, since May 2010; Chief Administrative Officer, the Adviser from 2009 until May 2010; Vice President — Asset Management and Trust Company Services, the Adviser, 2006-2009; Vice President — Operations and Compliance, the Adviser, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, 2001-2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Fund. Conversely, any research services received by the Adviser through the

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placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Fund. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that the Fund executes any securities trades with an affiliate of Ameriprise Financial, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the

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particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008
Large Cap Enhanced Core Fund	$252,593	$1,214,329	$903,415

The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser.

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During the fiscal year ended February 28, 2010, the Fund directed brokerage transactions as follows:

Fund	Amount of Transactions	Amount of Commissions
Large Cap Enhanced Core Fund	$1,671,611,084	$32,124

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Fund.

As of February 28, 2010, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2010

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Enhanced Core Fund	Goldman Sachs & Co.	$5,206,455
	JPMorgan Chase & Co.	$7,470,660
	Morgan Stanley & Co., Inc.	$284,618
	Citigroup, Inc	$4,344,860

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

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As of the date of this SAI, the Distributor and other Ameriprise Financial affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Ameriprise Financial affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Ameriprise Financial affiliates may pay compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and the Adviser may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

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As of the date of this SAI, the Distributor and other Ameriprise Financial affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class R Shares	Class Y Shares	Class Z Shares
Large Cap Enhanced Core Fund	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation,

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operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Ameriprise Financial (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Adviser.

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•	Directors, officers and employees of the Adviser, the Distributor, and their respective successors, any investment subadviser and companies affiliated with the Adviser.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Ameriprise Financial trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds),

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can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of

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record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

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If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

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amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment

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company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new

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purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

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The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower

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rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and, for taxable years beginning before January 1, 2010 if pending legislation (discussed below) is enacted), distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized by the foreign shareholder and requiring the fund to withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. Pending legislation proposes to extend such application for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must

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comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in October 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTNTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	154,837.7440	14.14%

Columbia Large Cap Enhanced Core Fund Class A	MG TRUST CUST FBO SWERDLIN & COMPANY 401K PROFIT SHARING PLAN & TRUST 700 17TH ST STE 150 DENVER CO 80202-3502	73,328.2910	6.70%

Columbia Large Cap Enhanced Core Fund Class A	NFS LLC FEO CHUN YAU KWOK 212 S SALUDA AVE COLUMBIA SC 29205-3325	59,999.5990	5.48%

Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	3,831.4370	41.25%

Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK 7 EASTON OVAL COLUMBIA OH 43219-6010	3,112.0770	33.50%

Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERNIG 700 17TH ST STE 300 DENVER CO 80202-3531	2,172,1950	23.39%

Columbia Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	35,022,088.7480	89.19%

Columbia Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTNTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	1,970,263.9930	5.02%

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Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Enhanced Core Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	2,847,369.0620	99.96%

As of May 28, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Large Cap Enhanced Core Fund	N/A	N/A	N/A

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LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940 (the “1940 Act”). The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

1	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

B-1

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

B-2

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the

2	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.

Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified

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by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

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•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

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•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

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Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

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Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

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CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

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Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

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